Exhibit 10.27

EXECUTION VERSION

SECURITY AGREEMENT

dated as of March 7, 2011

among

CHINOS ACQUISITION CORPORATION,

which on the Effective Date shall be merged with and into

J. CREW GROUP, INC.,

with J. Crew Group, Inc. surviving such merger as the Borrower,

CHINOS INTERMEDIATE HOLDINGS B, INC.

as Holdings,

THE SUBSIDIARY GUARANTORS PARTY HERETO FROM TIME TO TIME,

and

BANK OF AMERICA, N.A.,

as Collateral Agent

ABL Security Agreement

ABL Security Agreement

TABLE OF CONTENTS

(continued)

ABL Security Agreement

SCHEDULES

Schedule I	-	Subsidiary Guarantors
Schedule II	-	Pledged Equity; Pledged Debt
Schedule III	-	Commercial Tort Claims
Schedule IV	-	UCC Filing Offices

EXHIBITS

Exhibit I	-	Form of Security Agreement Supplement
Exhibit II	-	Form of Perfection Certificate
Exhibit III	-	Form of Trademark Security Agreement
Exhibit IV	-	Form of Patent Security Agreement
Exhibit V	-	Form of Copyright Security Agreement
Exhibit VI		Form of Deposit Account Control Agreement
Exhibit VII		Form of Securities Account Control Agreement

ABL Security Agreement

This SECURITY AGREEMENT, dated as of March 7, 2011 (this “Agreement”), among CHINOS ACQUISITION CORPORATION, a Delaware corporation (which on the Effective Date shall be merged with and into J. CREW GROUP, INC., a Delaware corporation (the “Company”), with the Company surviving such merger as the Borrower (the “Borrower”), CHINOS INTERMEDIATE HOLDINGS B, INC., a Delaware corporation (“Holdings”), the Subsidiary Guarantors set forth on Schedule I hereto and BANK OF AMERICA, N.A., as Collateral Agent for the Secured Parties (as defined below).

Reference is made to the Credit Agreement, dated as of March 7, 2011 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the Lenders and Issuers party thereto from time to time, and Bank of America, N.A., as Administrative Agent for the Lenders and Collateral Agent for the Secured Parties.

The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement, the Issuers have agreed to issue Letters of Credit for the account of the Borrower or a Restricted Subsidiary on the terms and conditions set forth in the Credit Agreement, the Hedge Banks have agreed to enter into and/or maintain one or more Secured Hedge Agreements and the Cash Management Banks have agreed to enter into and/or maintain Cash Management Services, on the terms and conditions set forth in the Credit Agreement, in such Secured Hedge Agreements and in such Cash Management Services agreements, as applicable. The obligations of the Lenders to extend such credit, the obligation of the Issuers to issue Letters of Credit, the obligation of the Hedge Banks to enter into and/or maintain such Secured Hedge Agreements and the obligation of the Cash Management Banks to enter into and/or maintain such Cash Management Services are, in each case, conditioned upon, among other things, the execution and delivery of this Agreement by each Grantor (as defined below). The Grantors are affiliates of one another, will derive substantial direct and indirect benefits from (i) the extensions of credit to the Borrower pursuant to the Credit Agreement, (ii) the issuance of Letters of Credit by the Issuers for the account of the Borrower or, in accordance with the Credit Agreement, a Restricted Subsidiary, (iii) the entering into and/or maintaining by the Hedge Banks of Secured Hedge Agreements with the Borrower and/or one or more of its Restricted Subsidiaries, and (iv) the entering into and/or maintaining by the Cash Management Banks of Cash Management Services with the Borrower and/or one or more of its Restricted Subsidiaries, and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit, the Issuers to issue such Letters of Credit, the Hedge Banks to enter into and/or maintain such Secured Hedge Agreements and the Cash Management Banks to enter into and/or maintain such Cash Management Services. The Intercreditor Agreement governs the relative rights and priorities of the Secured Parties and the Term Secured Parties (as defined below) in respect of the Term Priority Collateral (as defined below) and the ABL Priority Collateral (as defined below) (and with respect to certain other matters as described therein). Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.01. Credit Agreement.

(a) Capitalized terms used in this Agreement, including the preamble and introductory paragraphs hereto, and not otherwise defined herein have the meanings specified in the Credit Agreement.

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(b) Unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9.

(c) The rules of construction specified in Article I of the Credit Agreement also apply to this Agreement.

Section 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABL Priority Collateral” shall have the meaning assigned that term in the Intercreditor Agreement.

“Accommodation Payment” has the meaning assigned to such term in Article VII.

“Account(s)” means “accounts” as defined in Section 9-102 of the UCC, and also means a right to payment of a monetary obligation, whether or not earned by performance, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, or (c) arising out of the use of a credit or charge card or information contained on or for use with the card.

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“After-Acquired Intellectual Property” has the meaning assigned to such term in Section 4.02(f).

“Agreement” has the meaning assigned to such term in the introductory paragraph hereto.

“Allocable Amount” has the meaning assigned to such term in Article VII.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01(a).

“Bankruptcy Event of Default” means any Event of Default under Sections 10.1(f) of the Credit Agreement.

“Blue Sky Laws” has the meaning assigned to such term in Section 6.01.

“Borrower” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

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“Collateral Account” means the Concentration Account (as defined in the Credit Agreement), which cash collateral account shall be maintained with, and under the sole dominion and control of, the Collateral Agent for the benefit of the relevant Secured Parties.

“Company” has the meaning assigned to such term in the preliminary statement hereto.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by or assigned to any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, whether registered or unregistered and whether published or unpublished, (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule 7(c) to the Perfection Certificate and all: (i) rights and privileges arising under applicable Law with respect to such Grantor’s use of such copyrights, (ii) reissues, renewals, and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Debtor Relief Laws” shall mean the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Discharge of Term Obligations” has the meaning assigned that term in the Intercreditor Agreement.

“Domain Names” means all Internet domain names and associated URL addresses in or to which any Grantor now or hereafter has any right, title or interest.

“Effective Date Grantor” has the meaning assigned to such term in Section 2.02 of this Agreement.

“Equipment” shall mean (x) any “equipment” as such term is defined in Article 9 of the UCC and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, appliances, furniture, fixtures, tools, and vehicles now or hereafter owned by any Grantor in each case, regardless of whether characterized as equipment under the UCC and (y) and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefore, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

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“Excluded Equity Interests” has the meaning assigned to such term in Section 2.01 of this Agreement.

“Excluded Property” has the meaning assigned to such term in Section 3.01 of this Agreement.

“General Intangibles” has the meaning provided in Article 9 of the UCC and shall in any event include all choses in action and causes of action and all other intangible personal property of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, as the case may be, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Contracts and other agreements), goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor.

“Grant of Security Interest” means a Grant of Security Interest in certain IP Collateral in the form of Exhibit III, IV or V attached hereto.

“Grantor” means the Borrower and each Guarantor.

“Holdings” has the meaning assigned to such term in the preliminary statement hereto.

“Inactive Subsidiaries” has the meaning assigned to such term in Section 3.02(f) of this Agreement.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned, licensed or hereafter acquired by any Grantor, including: inventions, designs, Patents, Copyrights, Licenses, Trademarks, Domain Names, trade secrets, confidential or proprietary technical and business information, know how, show how or other data or information, software, databases, all other proprietary information and all embodiments or fixations thereof and related documentation, registrations and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“IP Collateral” means the Collateral consisting of Intellectual Property.

“License” means any Patent License, Trademark License, Copyright License or other license or sublicense agreement granting rights under Intellectual Property to which any Grantor is a party.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to develop, commercialize, import, make, have made, offer for sale, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any such right with respect to any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

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“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on Schedule 7(a) to the Perfection Certificate, and (b) all (i) rights and privileges arising under applicable Law with respect to such Grantor’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect to any of the foregoing including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of the Borrower.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt” has the meaning assigned to such term in Section 2.01.

“Pledged Equity” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any Promissory Notes, stock certificates, unit certificates, limited or unlimited liability membership certificates or other Securities or Instruments now or hereafter included in the Pledged Collateral, including all Pledged Equity, Pledged Debt and all other certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Secured Obligations” means the “Obligations” as defined in the Credit Agreement; it being acknowledged and agreed that the term “Secured Obligations” as used herein shall include each extension of credit under the Credit Agreement and all obligations of the Loan Parties and their respective Subsidiaries which arise under the Loan Documents (including the Guaranty) or with respect to the Obligations in respect of Secured Hedge Agreements or Cash Management Obligations, in each case, whether outstanding on the date of this Agreement or extended or arising from time to time after the date of this Agreement.

“Secured Parties” has the meaning provided in the Credit Agreement.

“Securities Act” has the meaning assigned to such term in Section 6.01.

“Security” means a “security” as such term is defined in Article 8 of the UCC and, in any event, shall include any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

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“Security Agreement Supplement” means an instrument substantially in the form of Exhibit I hereto.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Term Agent” has the meaning assigned that term in the Intercreditor Agreement.

“Term Documents” has the meaning assigned that term in the Intercreditor Agreement.

“Term Priority Collateral” has the meaning assigned that term in the Intercreditor Agreement.

“Term Secured Parties” has the meaning assigned that term in the Intercreditor Agreement.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement (not including vendor or distribution agreements that allow incidental use of intellectual property rights in connection with the sale or distribution of such products or services).

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, the goodwill of the business symbolized thereby or associated therewith, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule 7(b) to the Perfection Certificate, (b) all rights and privileges arising under applicable Law with respect to such Grantor’s use of any trademarks, (c) all extensions and renewals thereof and amendments thereto, (d) all income, fees, royalties, damages and payments now and hereafter due and/or payable with respect to any of the foregoing, including damages, claims and payments for past, present or future infringements thereof, (e) all rights corresponding thereto throughout the world and (f) all rights to sue for past, present and future infringements or dilutions thereof or other injuries thereto.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection or the priority of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or priority or availability of such remedy, as the case may be.

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“UFCA” has the meaning assigned to such term in Article VII.

“UFTA” has the meaning assigned to such term in Article VII.

ARTICLE II

Pledge of Securities

Section 2.01. Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a continuing security interest in, all of such Grantor’s right, title and interest in, to and under (a) (i) all Equity Interests held by it (including those Equity Interests listed on Schedule II other than those of the Inactive Subsidiaries and of J. Crew Japan, Ltd.) and (ii) any other Equity Interests obtained in the future by such Grantor and the certificates representing all such Equity Interests (the foregoing clauses (i) and (ii) collectively, the “Pledged Equity”), in each case including all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Equity and all warrants, rights or options issued thereon or with respect thereto; provided that the Pledged Equity shall not include (A) more than 65% of the issued and outstanding Equity Interests of (x) each Subsidiary that is a Foreign Subsidiary that is directly owned by the Borrower or by any Subsidiary Guarantor and (y) each Subsidiary that is a Domestic Subsidiary that is directly owned by the Borrower or by any Subsidiary Guarantor and that is a disregarded entity for United States Federal income tax purposes substantially all of the assets of which consist of Equity Interests in one or more Foreign Subsidiaries, (B) any Equity Interest of any Person (other than a Wholly-Owned Subsidiary), to the extent not permitted or restricted by the terms of such Person’s organizational or joint venture documents or other agreements with holders of such Equity Interests, (C) any Equity Interest if, to the extent and for so long as the pledge of such Equity Interest hereunder is prohibited by any applicable Law (other than to the extent that any such prohibition would be rendered ineffective pursuant to the UCC or any other applicable Law); provided that such Equity Interest shall cease to be an Excluded Equity Interest at such time as such prohibition ceases to be in effect, (D) any Equity Interest that the Borrower and the Administrative Agent shall have agreed in writing to treat as an Excluded Equity Interest for purposes hereof on account of the cost of pledging such Equity Interest hereunder (including any material adverse tax consequences to Holdings and its Affiliates resulting therefrom) being excessive in view of the benefits to be obtained by the Secured Parties therefrom (any Equity Interests excluded pursuant to clauses (A) through (D) above, the “Excluded Equity Interests”); (b)(i) the Promissory Notes and any Instruments evidencing indebtedness owned by it (including those listed opposite the name of such Grantor on Schedule II) and (ii) any Promissory Notes and Instruments evidencing

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indebtedness obtained in the future by such Grantor (the foregoing clauses (i) and (ii) collectively, the “Pledged Debt”), in each case including all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all Pledged Debt; (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01; (d) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a), (b) and (c) above; (e) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of, and Security Entitlements in respect of, any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

Section 2.02. Delivery of the Pledged Collateral.

(a) On the Effective Date (in the case of any Grantor that grants a Lien on any of its assets hereunder on the Effective Date (each, including, for the avoidance of doubt, the Company, a “Effective Date Grantor”)) or on the date on which it signs and delivers its first Security Agreement Supplement (in the case of any other Grantor), each Grantor shall deliver or cause to be delivered to the Collateral Agent, for the benefit of the applicable Secured Parties, any and all Pledged Securities (other than any Uncertificated Securities, but only for so long as such Securities remain uncertificated); provided that Promissory Notes and Instruments evidencing Indebtedness shall only be so required to be delivered to the extent required pursuant to paragraph (b) of this Section 2.02. Thereafter, whenever such Grantor acquires any other Pledged Security (other than any Uncertificated Securities, but only for so long as such Securities remain uncertificated), such Grantor shall promptly deliver or cause to be delivered to the Collateral Agent such Pledged Security as Collateral; provided that Promissory Notes and Instruments evidencing Indebtedness shall only be so required to be delivered to the extent required pursuant to paragraph (b) of this Section 2.02.

(b) As promptly as practicable (and in any event within thirty (30) days after receipt by Grantor (or such longer period as the Administrative Agent may agree in its reasonable discretion)), each Grantor will cause any Indebtedness for borrowed money having an aggregate principal amount equal to or in excess of $5,000,000 owed to such Grantor by any Person (other than a Loan Party) to be evidenced by a duly executed Promissory Note that is pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the terms hereof.

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(c) Upon delivery to the Collateral Agent, (i) any certificate or promissory note representing Pledged Collateral shall be accompanied by undated stock or note powers, as applicable, duly executed in blank or other undated instruments of transfer duly-executed in blank reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by such instruments and documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing such Pledged Securities, which schedule shall be deemed to supplement Schedule II and be made a part hereof; provided that failure to provide any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

(d) Notwithstanding the foregoing, to the extent that any Effective Date Grantor does not or cannot deliver any Pledged Collateral (other than Pledged Collateral consisting of the Equity Interests of the Borrower or any wholly-owned Domestic Subsidiary of the Borrower) on the Effective Date, after the use of commercially reasonable efforts to do so, such Effective Date Grantor shall not be required to deliver such Pledged Collateral until the date that is ninety (90) days after the Effective Date (or such longer period as the Administrative Agent may agree in its reasonable discretion (or, subject to the Intercreditor Agreement, to the extent such Pledged Collateral constitutes Term Priority Collateral, as the Term Agent may agree prior to the Discharge of Term Obligations)).

(e) The assignment, pledge and security interest granted in Section 2.01 are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Pledged Collateral.

Section 2.03. Representations, Warranties and Covenants. Each Grantor, jointly and severally, represents, warrants and covenants, as to itself and the other Grantors, to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a) Schedule II sets forth, as of the Effective Date and as of each date on which a supplement to Schedule II is delivered pursuant to Section 2.02(c), a true and correct list of (i) all the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity directly owned beneficially, or of record, by such Grantor specifying the issuer and certificate number (if any) of, and the number and percentage of ownership represented by, such Pledged Equity and (ii) all the Pledged Debt owned by such Grantor (other than checks to be deposited in the ordinary course of business), including all Promissory Notes and Instruments required to be pledged hereunder;

(b) the Pledged Equity issued by the Borrower, each other Grantor or their respective Subsidiaries and the Pledged Debt (solely with respect to Pledged Debt issued by a Person other than any Grantor or any of their respective Subsidiaries, to the best of each Grantor’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity (other than Pledged Equity consisting of limited liability company interests or partnership interests which, pursuant to the relevant organizational or formation documents, cannot be fully paid and non-assessable), are fully paid and nonassessable and (ii) in the case of Pledged Debt (solely with respect to Pledged Debt issued by a Person other than any Grantor or any of their respective Subsidiaries, to the best of each Grantor’s knowledge), are legal, valid and binding obligations of the issuers thereof, subject to applicable Debtor Relief Laws and general principles of equity;

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(c) Each of the Grantors (i) holds the Pledged Securities indicated on Schedule II as owned by such Grantor free and clear of all Liens, other than (A) Liens created by the Collateral Documents and, subject to the Intercreditor Agreement, the Term Documents and (B) other Liens expressly permitted pursuant to Section 9.1 of the Credit Agreement, (ii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than (A) Liens created by the Collateral Documents and the Term Documents, subject to the Intercreditor Agreement, and (B) other Liens expressly permitted pursuant to Section 9.1 of the Credit Agreement, and (iii) will defend its title or interest thereto or therein against any and all Liens (other than the Liens permitted pursuant to this Section 2.03(c)), however arising, of all Persons whomsoever;

(d) except for (i) restrictions and limitations imposed by the Loan Documents or securities laws generally or by Liens expressly permitted pursuant to Section 9.1 of the Credit Agreement and (ii) in the case of Pledged Equity of Persons that are not Subsidiaries, transfer restrictions that exist at the time of acquisition of Equity Interests in such Persons, the Pledged Equity is and will continue to be freely transferable and assignable, and none of the Pledged Equity is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law or other organizational document provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect in any manner material and adverse to the Secured Parties the pledge of such Pledged Equity hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity and perfection of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will (i) obtain a legal, valid and first-priority (subject only to any nonconsensual Liens permitted pursuant to Section 9.1 of the Credit Agreement and, subject to the Intercreditor Agreement, Liens granted to the Term Agent pursuant to the Term Documents or to any other agent or trustee pursuant to any Permitted Refinancing of the Term Facility) perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Secured Obligations, (ii) have Control of such Pledged Securities and (iii) assuming that neither the Collateral Agent nor any of the Secured Parties (and, in case of delivery of such Pledged Securities to the Term Agent or to any other agent or trustee pursuant to any Permitted Refinancing of the Term Facility, neither such Person nor any of the Term Secured Parties (as defined in the Intercreditor Agreement)) have “notice of an adverse claim” (as defined in Section 8-105 of the UCC) with respect to such Pledged Securities at the time such Pledged Securities are delivered to the Collateral Agent, be a protected purchaser (within the meaning of Section 8-303 of the UCC) thereof;

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(h) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein; and

(i) subject to the terms of this Agreement and to the extent permitted by applicable Law, each Grantor hereby agrees that upon the occurrence and during the continuation of an Event of Default, it will comply with instructions of the Collateral Agent with respect to the Equity Interests in such Grantor that constitute Pledged Equity hereunder that are not certificated without further consent by the applicable owner or holder of such Pledged Equity.

Section 2.04. Certification of Limited Liability Company and Limited Partnership Interests. Each Grantor acknowledges and agrees that, to the extent any interest in any limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 is a “security” within the meaning of Article 8 of the UCC and is governed by Article 8 of the UCC, such interest shall be represented by a certificate. Each Grantor further acknowledges and agrees that with respect to any interest in any limited liability company or limited partnership controlled on or after the date hereof by such Grantor and pledged hereunder that is not a “security” within the meaning of Article 8 of the UCC, such Grantor shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the UCC, nor shall such interest be represented by a certificate, unless such election and such interest is thereafter represented by a certificate that is promptly delivered to the Collateral Agent, subject to the Intercreditor Agreement, pursuant to the terms hereof.

Section 2.05. Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given the Borrower notice of its intent to exercise such rights, (a) the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to cause each of the Pledged Securities to be transferred of record into the name of the Collateral Agent and (b) the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement; provided that, notwithstanding the foregoing, if a Bankruptcy Event of Default shall have occurred and be continuing, the Collateral Agent shall not be required to give the notice referred to above in order to exercise the rights described above. Each Grantor will promptly give to the Collateral Agent copies of any material notices received by it with respect to Pledged Securities registered in the name of such Grantor. Each Grantor will take any and all actions reasonably requested by the Collateral Agent to facilitate compliance with this Section 2.05.

Section 2.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Borrower that the rights of the Grantors under this Section 2.06 are being suspended:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

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(ii) The Collateral Agent shall promptly execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request in writing for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above, in each case as shall be specified in such request and be in form and substance reasonably satisfactory to the Collateral Agent.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities, to the extent (and only to the extent) that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable Laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent). So long as no Event of Default has occurred and is continuing, the Collateral Agent shall promptly deliver to each Grantor (at the expense of such Grantor) any Pledged Securities in its possession if requested to be delivered to the issuer thereof in connection with any exchange or redemption of such Pledged Securities.

(b) Upon the occurrence and during the continuance of any Event of Default, after the Collateral Agent shall have notified the Borrower of the suspension of the rights of the Grantors under Section 2.06(a), then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to Section 2.06(a)(iii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Collateral Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary stock or note powers and other instruments of transfer reasonably requested by the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph

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(b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 6.02. After all Events of Default have been cured or waived and the Borrower shall have delivered to the Collateral Agent a certificate to such effect, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of Section 2.06(a)(iii) in the absence of any such Event of Default and that remain in such account, and such Grantor’s right to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities shall be automatically reinstated.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Borrower of the suspension of the rights of the Grantors under Section 2.06(a), then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 2.06(a)(i), and the obligations of the Collateral Agent under Section 2.06(a)(ii), shall cease, and all such rights shall thereupon become, subject to the rights of the Term Agent under the Intercreditor Agreement, vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Requisite Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived and the Borrower shall have delivered to the Collateral Agent a certificate to such effect, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of Section 2.06(a)(i), and the obligations of the Collateral Agent under Section 2.06(a)(ii) shall be reinstated.

(d) Any notice given by the Collateral Agent to the Borrower suspending the rights of the Grantors under this Section 2.06, (i) shall be given in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under Sections 2.06(a)(i) or (iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing. Notwithstanding anything to the contrary contained in Section 2.06(a), (b) or (c), if a Bankruptcy Event of Default shall have occurred and be continuing, the Collateral Agent shall not be required to give any notice referred to in said Sections in order to exercise any of its rights described in such Sections, and the suspension of the rights of each of the Grantors under each such Section shall be automatic upon the occurrence of such Bankruptcy Event of Default.

Section 2.07. Collateral Agent Not a Partner or Limited Liability Company Member. Nothing contained in this Agreement shall be construed to make the Collateral Agent or any other Secured Party liable as a member of any limited liability company or as a partner of any partnership and neither the Collateral Agent nor any other Secured Party by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Collateral Agent shall become the absolute owner of Pledged Equity consisting of a limited liability company interest or a partnership interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Collateral Agent, any other Secured Party, any Grantor and/or any other Person.

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ARTICLE III

Security Interests in Personal Property

Section 3.01. Security Interest.

(a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all of such Grantor’s right, title and interest in, to or under any and all of the following assets and properties, whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Documents;

(iv) all Equipment;

(v) all General Intangibles;

(vi) all Instruments;

(vii) all Inventory;

(viii) all Investment Property:

(ix) all books and records pertaining to the Article 9 Collateral;

(x) all Goods and Fixtures;

(xi) all Money, cash, cash equivalents and Deposit Accounts;

(xii) all Letter-of-Credit Rights;

(xiii) all Commercial Tort Claims described on Schedule III from time to time;

(xiv) the Collateral Account, and all cash, Money, Securities and other investments deposited therein;

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(xv) all Supporting Obligations;

(xvi) all Security Entitlements in any or all of the foregoing;

(xvii) all Intellectual Property; and

(xviii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that “Collateral” shall not include any of the following assets or property, each being an “Excluded Property”: (i) any “intent to use” trademark application, solely during the period in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law, after which period such application shall be automatically subject to the security interest granted herein and deemed to be included in the Collateral, (ii) the Excluded Equity Interests, (iii) any specifically identified asset with respect to which the Collateral Agent has confirmed in writing to the Grantors its reasonable determination, in consultation with the Borrower, that the costs or other consequences (including adverse tax consequences) of providing a security interest is excessive in view of the practical benefits to be obtained by the Secured Parties, (iv) any assets securing purchase money obligations or Capitalized Lease Obligations permitted to be incurred under the Credit Agreement, to the extent that the terms of the agreements relating to such Lien prohibit the security interest under this Agreement from attaching to such assets, (v) any particular asset, if the pledge thereof or the security interest therein is prohibited by applicable Law other than to the extent such prohibition is rendered ineffective under the UCC or other applicable Law notwithstanding such prohibition, (vi) any rights of a Grantor arising under or evidenced by any contract, lease, instrument, license or agreement to the extent the pledges thereof and security interests therein are prohibited or restricted by such contract, lease, instrument, license or other agreement, other than Proceeds and receivables thereof, except to the extent (x) the pledge of such rights is deemed effective under the UCC or other applicable Law or principle of equity notwithstanding such prohibition or restriction, or (y) such prohibition or restriction is deemed ineffective under the UCC or other applicable Law or principle of equity, (vii) licenses and any other property and assets to the extent that the Collateral Agent may not validly possess a security interest therein under applicable Laws (including, without limitation, rules and regulations of any Governmental Authority) to the extent such applicable Laws, rules or regulations are not rendered ineffective by the UCC or other applicable Law, or the pledge or creation of a security interest in which would require governmental consent, approval, license or authorization (except that Proceeds of dispositions thereof in accordance with applicable Law (including, without limitation, rules and regulations of any Governmental Authority) shall constitute Collateral), provided that Collateral shall include to the maximum extent permitted by applicable Law all rights incident or appurtenant to such licenses, property and assets (except to the extent any Lien on such asset in favor of the Collateral Agent requires consent, approval or authorization from any Governmental Authority) and the right to receive all Proceeds realized from the sale, assignment or transfer of such licenses, property and assets, or (viii) any governmental licenses or state or local franchises, charters and authorizations, to the extent security interests in such licenses, franchises, charters or authorizations are prohibited or restricted thereby (except to the extent such prohibition or restriction is deemed ineffective under the UCC or other applicable Law or principle of equity). Each Grantor shall, if requested to do so by the Collateral Agent, use commercially reasonable efforts to obtain any such required consent that is reasonably obtainable with respect to Collateral described in clause (vi) above which the Collateral Agent reasonably determines to be material.

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(b) Each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any financing statements or continuation statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) describe the collateral covered thereby in any manner that the Administrative Agent or the Collateral Agent reasonably determines is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted under this Agreement including indicating the Collateral as all assets or all personal property of such Grantor or words of similar effect and (ii) contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d) Each Grantor hereby further authorizes the Collateral Agent to file a Grant of Security Interest substantially in the form of Exhibit III, IV or V, as applicable, covering relevant IP Collateral consisting of Patents (and Patents for which applications are pending), registered Trademarks (and Trademarks for which registration applications are pending) and registered Copyrights (and Copyrights for which registration applications are pending) with the United States Patent and Trademark Office or United States Copyright Office (or any successor office), as applicable, and such other documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by such Grantor hereunder, without the signature of such Grantor, and naming such Grantor, as debtor, and the Collateral Agent, as secured party.

Section 3.02. Representations and Warranties. Each Grantor represents and warrants, as to itself and the other Grantors, to the Collateral Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights (not subject to any Liens other than Liens permitted by Section 9.1 of the Credit Agreement) and/or good or marketable title in the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder (which rights and/or title, are in any event, sufficient under Section 9-203 of the UCC), and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

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(b) The Perfection Certificate has been duly executed and delivered to the Collateral Agent and the information set forth therein, including the exact legal name of each Grantor and its jurisdiction of organization, taken as a whole, is correct and complete in all material respects as of the Effective Date. The UCC financing statements (including fixture filings, as applicable) prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule IV of this Agreement (or specified by notice from the applicable Grantor to the Collateral Agent after the Effective Date in the case of filings, recordings or registrations required by Section 8.11 of the Credit Agreement and the Collateral and Guarantee Requirement), are all the filings, recordings and registrations (other than any filings required to be made in the United States Patent and Trademark Office or the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of Intellectual Property) necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration with respect to such Article 9 Collateral is necessary in any such jurisdiction, except as provided under applicable Law with respect to the filing of continuation statements. Each Grantor represents and warrants that, as of the Effective Date, fully executed Grants of Security Interest in the form attached as Exhibit III, IV or V, as applicable, containing a description of all IP Collateral consisting of Patents (and Patents for which applications are pending), registered Trademarks (and Trademarks for which registration applications are pending) or registered Copyrights (and Copyrights for which registration applications are pending), as applicable, have been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office or the United States Copyright Office, as applicable, pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder.

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the UCC and (iii) a security interest that shall be perfected in all Article 9 Collateral (other than with respect to any Copyright that is not material to the business of the Grantors, taken as a whole) in which a security interest may be perfected upon the receipt and recording of the relevant Grants of Security Interest with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, within the three month period (commencing as of the date hereof) pursuant to 35 U.S.C. § 261 or 15 U.S.C. § 1060 or the one month period (commencing as of the date hereof) pursuant to 17 U.S.C. § 205. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than (i) any nonconsensual Lien that is expressly permitted pursuant to Section 9.1 of the Credit Agreement and has priority as a matter of law and (ii) any other Lien that is expressly permitted pursuant to Section 9.1 of the Credit Agreement and which, in the case of Liens permitted pursuant to Section 9.1(w) of the Credit Agreement, are subject at all times to the Intercreditor Agreement.

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(d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 9.1 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the UCC or any other applicable Laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office, or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 9.1 of the Credit Agreement.

(e) All Commercial Tort Claims of each Grantor where the amount of the damages claimed by such Grantor is in excess of $5,000,000 in existence on the date of this Agreement (or on the date upon which such Grantor becomes a party to this Agreement) are described on Schedule III hereto.

(f) C & W Outlet, Inc., a New York corporation (“C & W”) and ERL, Inc., a New Jersey corporation (“ERL” and together with C & W, the “Inactive Subsidiaries”), are inactive, hold no assets or liabilities, and will be dissolved as required by Section 3.03(h). J. Crew Japan, Ltd. holds no assets or liabilities other than the internet domain name jcrew.co.jp. and no more than $50,000 in cash.

(g) Except as could not reasonably be expected to have a Material Adverse Effect, with respect to the IP Collateral:

(i) such Grantor is the exclusive owner of all right, title and interest in and to the IP Collateral or has the right or license to use the IP Collateral subject only to the terms of the Licenses;

(ii) the operation of such Grantor’s business as currently conducted and the use of the IP Collateral in connection therewith do not conflict with, infringe, misappropriate, dilute, misuse or otherwise violate the intellectual property rights of any third party;

(iii) the IP Collateral set forth on the Perfection Certificate includes all of the patents, patent applications, domain names, trademark registrations and applications, copyright registrations and applications owned by such Grantor as of the date hereof;

(iv) the IP Collateral is subsisting and has not been adjudged invalid or unenforceable in whole or in part, and to such Grantor’s knowledge, is valid and enforceable. Such Grantor is not aware of any uses of any material item of IP Collateral that could be expected to lead to such item becoming invalid or unenforceable;

(v) such Grantor has made or performed all filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in each and every item of IP Collateral in full force and effect, and to protect and maintain its interest therein;

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(vi) no claim, action, suit, investigation, litigation or proceeding has been asserted or is pending or threatened against such Grantor (A) based upon or challenging or seeking to deny or restrict the Grantor’s rights in or use of any of the IP Collateral, (B) alleging that the Grantor’s rights in or use of the IP Collateral or that any services provided by, processes used by, or products manufactured or sold by, such Grantor infringe, misappropriate, dilute, misuse or otherwise violate any patent, trademark, copyright or any other proprietary right of any third party, or (C) alleging that the IP Collateral is being licensed or sublicensed in violation or contravention of the terms of any license or other agreement. To such Grantor’s knowledge, no Person is engaging in any activity that infringes, misappropriates, dilutes, misuses or otherwise violates the material IP Collateral or the Grantor’s rights in or use thereof. The consummation of the transactions contemplated by the Loan Documents will not result in the termination or impairment of any of the IP Collateral;

(vii) with respect to each License: (A) such License is valid and binding and in full force and effect; (B) such Grantor has not received any notice of termination or cancellation under such License; (C) such Grantor has not received any notice of a breach or default under such License; and (D) neither such Grantor nor, to such Grantor’s knowledge, any other party to such License is in breach or default thereof in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such License; and

(viii) to such Grantor’s knowledge, (A) none of the material trade secrets of such Grantor has been used, divulged, disclosed or appropriated to the detriment of such Grantor for the benefit of any other Person other than such Grantor; (B) no employee, independent contractor or agent of such Grantor has misappropriated any material trade secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (C) no employee, independent contractor or agent of such Grantor is in default or breach of any material term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Grantor’s material IP Collateral.

Section 3.03. Covenants.

(a) The Borrower agrees to promptly (and in any event within thirty (30) calendar days of such event, or such later date as the Collateral Agent may agree in its reasonable discretion) notify the Collateral Agent of any change (i) in the legal name of any Grantor, (ii) in the identity or type of organization or corporate structure of any Grantor, (iii) in the jurisdiction of organization of any Grantor, (iv) in the location of any Grantor under the UCC or (v) in the organizational identification number of any Grantor. In addition, if any Grantor does not have an organizational identification number on the Effective Date (or the date such Grantor becomes a party to this Agreement) and later obtains one, the Borrower shall promptly thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably satisfactory to the Collateral Agent to the extent necessary to maintain the security interests (and the priority thereof) of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect. The Loan Parties agree not to effect or permit any change referred to in the preceding sentence unless all filings, publications and

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registrations, have been made (or will be made in a timely fashion) under the UCC or other applicable Law that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest to the extent required under the Loan Documents (subject only to (i) any nonconsensual Lien that is expressly permitted pursuant to Section 9.1 of the Credit Agreement and has priority as a matter of law and (ii) Liens expressly permitted pursuant to Section 9.1 of the Credit Agreement and which, in the case of Liens permitted in respect of the Term Facility pursuant to Section 9.1 thereof, are subject to the Intercreditor Agreement) in all the Collateral for its own benefit and the benefit of the other Secured Parties.

(b) Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary to defend title to the Article 9 Collateral against all Persons, except with respect to Article 9 Collateral that such Grantor determines in its reasonable business judgment is no longer necessary or beneficial to the conduct of the business, and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not permitted pursuant to Section 9.1 of the Credit Agreement.

(c) At the time of delivery of annual financial statements with respect to the preceding Fiscal Year pursuant to Section 7.1(a) of the Credit Agreement and delivery of the related Compliance Certificate, the Borrower shall deliver to the Collateral Agent a certificate executed by a Responsible Officer of the Borrower setting forth the information required pursuant to the Perfection Certificate (other than Section 1(b) and Section 1(c)(ii) of the Perfection Certificate) or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 3.03(c).

(d) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral (other than by a Loan Party) that equals or exceeds $5,000,000 (or, in the case of ABL Priority Collateral, $2,000,000) shall be or become evidenced by any Promissory Note or Instrument, such Promissory Note or Instrument shall be promptly pledged and, subject to the Intercreditor Agreement, delivered to the Collateral Agent, for the benefit of the Secured Parties, in a manner reasonably satisfactory to the Collateral Agent.

(e) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 9.1 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, this Agreement or any other Loan Document and within a reasonable period of time after the Collateral Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral

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Agent within ten (10) days after demand for any payment made or any reasonable out-of-pocket expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(f) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person the value of which equals or exceeds $2,000,000 to secure payment and performance of an Account or related contracts, such Grantor shall promptly assign such security interest to the Collateral Agent for the benefit of the applicable Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(g) Each Grantor (rather than the Collateral Agent or any Secured Party) shall remain liable (as between itself and any relevant counterparty) to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

(h) The Grantors agree to use commercially reasonable efforts to dissolve the Inactive Subsidiaries as promptly as practical after the Effective Date.

(i) Notwithstanding anything in this Agreement to the contrary other than the filing of a UCC financing statement, (i) no actions shall be required to perfect the security interest granted hereunder in Letter-of-Credit Rights, (ii) no actions shall be required to perfect the security interest granted hereunder in motor vehicles and other assets subject to certificates of title and (iii) no Grantor shall be required to complete any filings or other action with respect to the perfection of the security interests created hereby in any jurisdiction outside of the United States or any State thereof.

Section 3.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense and subject to the Intercreditor Agreement, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments constituting Collateral and evidencing an amount equal to or in excess of $5,000,000 (or, in the case of ABL Priority Collateral, $2,000,000) such Grantor shall promptly endorse, assign and deliver the same to the Collateral Agent for the benefit of the applicable Secured Parties, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

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(b) Investment Property. Except to the extent otherwise provided in Article II, if any Grantor shall at any time hold or acquire any Certificated Securities, such Grantor shall promptly endorse, assign and deliver the same to the Collateral Agent for the benefit of the applicable Secured Parties, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request. If any Securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, upon the Collateral Agent’s request and following the occurrence of an Event of Default such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s reasonable request, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (but only to the extent such Securities and other Investment Property constitute Collateral) (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such Securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the Securities. If any Securities, whether certificated or uncertificated, or other Investment Property are held by any Grantor or its nominee through a Securities Intermediary, upon the Collateral Agent’s request and following the occurrence of an Event of Default (or, with respect to a Qualified Cash Securities Account, during the continuation of any Qualified Cash Trigger Period), such Grantor shall immediately notify the Collateral Agent thereof and at the Collateral Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent shall either (i) cause such Securities Intermediary to agree to comply with Entitlement Orders or other instructions from the Collateral Agent to such Securities Intermediary as to such Security Entitlements without further consent of any Grantor or such nominee, or (ii) in the case of Financial Assets or other Investment Property held through a Securities Intermediary, arrange for the Collateral Agent to become the Entitlement Holder with respect to such Investment Property, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such Investment Property. Notwithstanding the foregoing, unless and until an Event of Default has occurred and is continuing, (A) other than during a Qualified Cash Trigger Period, the Collateral Agent agrees with each of the Grantors that the Collateral Agent shall not give any such Entitlement Orders or instructions or directions to any such issuer, or Securities Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor and (B) during a Qualified Cash Trigger Period, the Collateral Agent agrees to issue Entitlement Orders as reasonably requested by the Borrower with respected to any Qualified Cash Securities Account; provided that, with respect to this subclause (B), to the extent any such Entitlement Order requested by the Borrower constitutes withdrawal or transfer of Security Entitlements, prior to any such withdrawal or transfer the Borrower shall deliver to the Administrative Agent a Borrowing Base Certificate giving pro forma effect to the proposed withdrawal or transfer of Security Entitlements.

(c) Commercial Tort Claims. If any Grantor shall at any time after the date of this Agreement acquire a Commercial Tort Claim in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $5,000,000 or more, such Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor and provide supplements to Schedule III describing the details thereof and shall grant to the Collateral Agent a security interest therein and in the proceeds thereof, all upon the terms of this Agreement.

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ARTICLE IV

Special Provisions Concerning IP Collateral

Section 4.01. Grant of License to Use Intellectual Property.

Without limiting the provisions of Section 3.01 hereof or any other rights of the Collateral Agent as the holder of a Security Interest in any IP Collateral, for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sublicense any of the IP Collateral now owned or hereafter acquired by such Grantor, and wherever the same may be located (whether or not any license agreement by and between any Grantor and any other Person relating to the use of such IP Collateral may be terminated hereafter), and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, provided, however, that any such license granted by the Collateral Agent to a third party shall include reasonable and customary terms necessary to preserve the existence, validity and value of the affected IP Collateral, including without limitation, provisions requiring the continuing confidential handling of trade secrets, requiring the use of appropriate notices and prohibiting the use of false notices, protecting and maintaining the quality standards of the Trademarks in the manner set forth below (it being understood and agreed that, without limiting any other rights and remedies of the Collateral Agent under this Agreement, any other Loan Document or applicable Law, nothing in the foregoing license grant shall be construed as granting the Collateral Agent rights in and to such IP Collateral above and beyond (x) the rights to such IP Collateral that each Grantor has reserved for itself and (y) in the case of IP Collateral that is licensed to any such Grantor by a third party, the extent to which such Grantor has the right to grant a sublicense to such IP Collateral hereunder).

The use of such license by the Collateral Agent may only be exercised, at the option of the Collateral Agent, during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall immediately terminate at such time as the Collateral Agent is no longer lawfully entitled to exercise its rights and remedies under this Agreement. Nothing in this Section 4.01 shall require a Grantor to grant any license that is prohibited by any rule of law, statute or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of any contract, license, agreement, instrument or other document evidencing, giving rise to or theretofore granted, with respect to such property or otherwise unreasonably prejudices the value thereof to the relevant Grantor. In the event the license set forth in this Section 4.01 is exercised with regard to any Trademarks, then the following shall apply: (i) all goodwill arising from any licensed or sublicensed use of any Trademark shall inure to the benefit of the Grantor; (ii) the licensed or sublicensed Trademarks shall only be used in association with goods or services of a quality and nature consistent with the quality and reputation with which such Trademarks were associated when used by Grantor prior to the exercise of the license rights set forth herein; and (iii) at the Grantor’s request and expense, licensees and sublicensees shall provide reasonable cooperation in any effort by the Grantor to maintain the registration or otherwise secure the ongoing validity and effectiveness of such licensed Trademarks, including, without limitation the actions and conduct described in Section 4.02 below.

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Section 4.02 Protection of Collateral Agent’s Security.

(a) Except to the extent permitted by subsection 4.02(h) below, or to the extent that failure to act could not reasonably be expected to have a Material Adverse Effect, with respect to registration or pending application of each item of its IP Collateral for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all reasonable steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority located in the United States to (i) maintain the validity and enforceability of any registered IP Collateral and maintain such IP Collateral in full force and effect, and (ii) pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application, now or hereafter included in such IP Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings.

(b) Except to the extent permitted by subsection 4.02(h) below, or to the extent that failure to act could not reasonably be expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its IP Collateral may lapse, be terminated, or become invalid or unenforceable or placed in the public domain (or in case of a trade secret, lose its competitive value).

(c) In the event that any Grantor becomes aware that any material item of the IP Collateral is being infringed or misappropriated by a third party, such Grantor shall promptly notify the Collateral Agent and shall take such actions, at its expense, as such Grantor reasonably deems appropriate under the circumstances to protect or enforce such IP Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation.

(d) Each Grantor shall use proper statutory notice as commercially practical in connection with its use of each item of its IP Collateral. Except to the extent permitted by subsection 4.02(h) below, or to the extent that failure to act could not reasonably be expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its IP Collateral may lapse or become invalid or unenforceable or placed in the public domain.

(e) Except to the extent permitted by subsection 4.02(h) below, or to the extent that failure to act could not reasonably be expected to have a Material Adverse Effect, each Grantor shall take all reasonable steps to preserve and protect each item of its IP Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all reasonable steps necessary to ensure that all licensed users of any of the Trademarks abide by the applicable license’s terms with respect to the standards of quality.

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(f) Each Grantor agrees that, should it obtain an ownership or other interest in any IP Collateral after the Effective Date (the “After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of Trademarks, the goodwill symbolized thereby, shall automatically become part of the IP Collateral subject to the terms and conditions of this Agreement with respect thereto.

(g) Once every Fiscal Quarter of the Borrower, each Grantor shall sign and deliver to the Collateral Agent an appropriate Security Agreement Supplement and related Grant of Security Interest with respect to applications for registration or registrations of IP Collateral owned or exclusively licensed by it as of the last day of such fiscal quarter, to the extent that such IP Collateral is not covered by any previous Security Agreement Supplement (and Grant of Security Interests) so signed and delivered by it. In each case, it will promptly cooperate as reasonably necessary to enable the Collateral Agent to make any necessary or reasonably desirable recordations with the U.S. Copyright Office or the U.S. Patent and Trademark Office, as appropriate.

(h) Notwithstanding the foregoing provisions of this Section 4.02 or elsewhere in this Agreement, nothing in this Agreement shall prevent any Grantor from abandoning or discontinuing the use or maintenance of any or its IP Collateral, or from failing to take action to enforce license agreements or pursue actions against infringers, if such Grantor determines in its reasonable business judgment that such abandonment, discontinuance, or failure to take action is desirable in the conduct of its business.

ARTICLE V

Collections

(a) Each Grantor hereby agrees to comply with the provisions of Section 8.12 of the Credit Agreement to the extent applicable to such Grantor.

(b) Subject to Section 8.12 of the Credit Agreement, without the prior written consent of the Collateral Agent, no Grantor shall modify or amend (i) the instructions pursuant to any of the Credit Card Notifications, (ii) the Credit Card Agreements, (iii) in the case of Cash Receipts or Deposit Accounts, the Deposit Account Control Agreements or (iv) in the case of Qualified Cash or Approved Securities Accounts, the Securities Account Control Agreements. Each Grantor shall, and the Collateral Agent hereby authorizes each Grantor to, enforce and collect all amounts owing on the Inventory, Accounts and related contracts, for the benefit and on behalf of the Collateral Agent and the other Secured Parties; provided, however, that such authorization may, at the direction of the Collateral Agent, be terminated in accordance with the terms of the Credit Agreement and the other Loan Documents after the occurrence and during the continuance of any Cash Dominion Period.

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ARTICLE VI

Remedies

Section 6.01. Remedies Upon Default.

Upon the occurrence and during the continuance of an Event of Default, subject to the Intercreditor Agreement, it is agreed that the Collateral Agent shall have the right to exercise any and all rights afforded to a secured party under this Agreement, the UCC or other applicable Law, and, subject to the Intercreditor Agreement, also may, (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such occupancy; (iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to or promptly after such exercise; (iv) withdraw any and all cash or other Collateral from any Collateral Account, Approved Deposit Account or Approved Securities Account and apply such cash and other Collateral to the payment of any and all Secured Obligations in the manner provided in Section 6.02 of this Agreement; (v) subject to the mandatory requirements of applicable Law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate and (vi) with respect to any IP Collateral, on demand, cause the Security Interest to become an assignment, transfer and conveyance of any of or all such IP Collateral (provided that no such demand may be made unless an Event of Default has occurred and has continued for thirty (30) days) by the applicable Grantors to the Collateral Agent, or license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such IP Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine, provided, however, that such terms shall include all terms and restrictions that customarily required to ensure the continuing validity and effectiveness of the IP Collateral at issue, such as, without limitation, notice, quality control and inurement provisions with regard to Trademarks, patent designation provisions with regard to patents, and copyright notices and restrictions or decompilation and reverse engineering of copyrighted software, and confidentiality protections for trade secrets.

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Each Grantor acknowledges and recognizes that (a) the Collateral Agent may be unable to effect a public sale of all or a part of the Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, 15 U.S.C. §77, (as amended and in effect, the “Securities Act”) or the securities laws of various states (the “Blue Sky Laws”), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof, (b) private sales so made may be at prices and upon other terms less favorable to the seller than if such securities were sold at public sales, (c) neither the Collateral Agent nor any other Secured Party has any obligation to delay sale of any of the Collateral for the period of time necessary to permit such securities to be registered for public sale under the Securities Act or the Blue Sky Laws, and (d) private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. To the maximum extent permitted by Law, each Grantor hereby waives any claim against any Secured Party arising because the price at which any Collateral may have been sold at a private sale was less than the price that might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. Upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable Law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors ten (10) days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. The Collateral Agent may conduct one or more going out of business sales, in the Collateral Agent’s own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by any Grantor. The Collateral Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Collateral Agent or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Collateral Agent or such agent or contractor and neither any Grantor nor any Person claiming under or in right of any Grantor shall have any interest therein. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause

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the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable Law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by applicable Law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by applicable Law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes of determining the Grantors’ rights in the Collateral, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full, provided, however, that such agreements shall include all terms and restrictions that are customarily required to ensure the continuing validity and effectiveness of the IP Collateral at issue, such as, without limitation, quality control and inurement provisions with regard to Trademarks, patent designation provisions with regard to patents, and copyright notices and restrictions or decompilation and reverse engineering of copyrighted software, and protecting the confidentiality of trade secrets. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver. Any sale pursuant to the provisions of this Section 6.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC or its equivalent in other jurisdictions.

Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) during the continuance of an Event of Default and after notice to the Borrower of its intent to exercise such rights (except in the case of a Bankruptcy Event of Default, in which case no such notice shall be required), for the purpose of, subject to the Intercreditor Agreement, (i) making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, (ii) making all determinations and decisions with respect thereto and (iii) obtaining or maintaining the policies of insurance required by Section 8.5 of the Credit Agreement or to pay any premium in whole or in part relating thereto. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable out-of-pocket attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, within ten (10) days of demand, by the Grantors to the Collateral Agent and shall be additional Secured Obligations secured hereby.

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By accepting the benefits of this Agreement and each other Collateral Document, the Secured Parties expressly acknowledge and agree that this Agreement and each other Collateral Document may be enforced only by the action of the Collateral Agent and that no other Secured Party shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Parties upon the terms of this Agreement and the other Collateral Documents.

Section 6.02. Application of Proceeds.

Subject to the Intercreditor Agreement, the Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, in accordance with the provisions of Section 10.3 of the Credit Agreement. The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof. It is understood and agreed that the Grantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Secured Obligations.

ARTICLE VII

Indemnity, Subrogation and Subordination

Upon payment by any Grantor of any Secured Obligations, all rights of such Grantor against the Borrower or any other Grantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full in cash of all the Secured Obligations (other than (i) contingent indemnity obligations for then unasserted claims; (ii) obligations and liabilities under Secured Hedge Agreements as to which arrangements satisfactory to the applicable Hedge Bank shall have been made; or (iii) Cash Management Obligations as to which arrangements satisfactory to the applicable Cash Management Bank shall have been made) and the termination of all Commitments to any Loan Party under any Loan Document. If any amount shall erroneously be paid to the Borrower or any other Grantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of the Borrower or any other Grantor, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Collateral Agent to be credited against the payment of the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement and the other Loan Documents. Subject to the foregoing, to the extent that any Grantor (other than the Borrower) shall, under this Agreement or the Credit Agreement as a joint and several obligor, repay any of the Secured Obligations (an “Accommodation Payment”), then the Grantor making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each

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of the other Grantors in an amount equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Grantor’s Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Grantors. As of any date of determination, the “Allocable Amount” of each Grantor shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Grantor hereunder and under the Credit Agreement without (a) rendering such Grantor “insolvent” within the meaning of Section 101 (31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (b) leaving such Grantor with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Grantor unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA.

ARTICLE VIII

Miscellaneous

Section 8.01. Notices.

All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 12.8 of the Credit Agreement. All communications and notices hereunder to a Grantor other than the Borrower shall be given in care of the Borrower.

Section 8.02. Waivers; Amendment.

(a) No failure or delay by the Collateral Agent in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and under the other Loan Documents are cumulative and are not exclusive of any other rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 8.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Revolving Credit Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Collateral Agent or any other Secured Party may have had notice or knowledge of such Default or Event of Default at the time.

(b) Subject to the Intercreditor Agreement, neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 12.1 of the Credit Agreement.

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Section 8.03. Collateral Agent’s Fees and Expenses; Indemnification.

(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 12.3 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 12.4 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including, without limitation, all Attorney Costs of Shearman & Sterling LLP and, if reasonably necessary, one local counsel in each relevant jurisdiction material to the interests of all Indemnitees taken as a whole), imposed on, incurred by or asserted against any such Indemnitee arising out of, in connection with, (a) the execution, delivery, enforcement, performance or administration of this Agreement or any other agreement, letter or instrument delivered in connection with the transactions contemplated hereby or the consummation of the transactions contemplated hereby, (b) the ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral or (c) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether or not such investigation, litigation or proceeding is brought by any Grantor, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and, in each case, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements (i) resulted from the gross negligence, bad faith, or willful misconduct of such Indemnitee or of any Affiliate or Related Indemnified Person of such Indemnitee, as determined by the final non-appealable judgment of a court of competent jurisdiction, (ii) are relating to disputes amongst Indemnitees other than (1) any claim against an Indemnitee or its Related Parties in its capacity or in fulfilling its role as Collateral Agent and (2) any claim arising out of any act or omission of the Borrower or any of its Affiliates or (iii) subject to Section 3.1 of the Credit Agreement, related to Taxes (other than Taxes relating to liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements indemnified under this Section 8.03(b)). No Indemnitee nor any Grantor shall have any liability and each party hereby waives, any claim against any other party to this Agreement or any Indemnitee, for any special, punitive, indirect or consequential damages relating to this Agreement or arising out of its activities in connection herewith or therewith (whether before or after the Effective Date) (other than, in the case of any Grantor, in respect of any such damages incurred or paid by an Indemnitee to a third party).

(c) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 8.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, any resignation of the Administrative Agent, Collateral Agent, Swing Loan Lender or Issuer or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 8.03 shall be payable within twenty (20) Business Days after written demand therefor.

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Section 8.04. Successors and Assigns.

Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns. Except as provided in Section 12.2 of the Credit Agreement, no Grantor may assign any of its rights or obligations hereunder without the written consent of the Collateral Agent.

Section 8.05. Survival of Agreement.

Without limitation of any provision of the Credit Agreement or Section 8.03 hereof, all covenants, agreements, indemnities, representations and warranties made by the Grantors in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Revolving Credit Loans and issuance of any Letters of Credit, regardless of any investigation made by any such Lender or on its behalf and notwithstanding that the Collateral Agent or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect until this Agreement is terminated as provided in Section 8.13 hereof, or with respect to any individual Grantor until such Grantor is otherwise released from its obligations under this Agreement in accordance with the terms hereof.

Section 8.06. Counterparts; Effectiveness; Several Agreement.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which when taken together shall constitute one and the same instrument. Delivery by telecopier or by electronic.pdf copy of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each Effective Date Grantor (and, with respect to each Person that becomes a Grantor hereunder following the Effective Date, on the date of delivery of a Security Agreement Supplement by such Grantor) and the Collateral Agent and thereafter shall be binding upon and inure to the benefit of each Grantor and the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, subject to Section 8.04 hereof. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, restated, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

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Section 8.07. Severability.

If any provision of this Agreement is held to be invalid, illegal, or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 8.08. GOVERNING LAW, ETC.

(a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) THE GRANTORS AND THE COLLATERAL AGENT EACH IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE COLLATERAL AGENT RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER THIS AGREEMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

(c) THE GRANTORS AND THE COLLATERAL AGENT EACH IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

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Section 8.09. WAIVER OF RIGHT TO TRIAL BY JURY.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 8.10. Headings.

Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 8.11. Security Interest Absolute.

All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, the Secured Hedge Agreement, any Cash Management Services, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document, the Secured Hedge Agreement, any Cash Management Services, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) subject only to termination of a Grantor’s obligations hereunder in accordance with the terms of Section 8.12, but without prejudice to reinstatement rights under Section 2.04 of the Guaranty, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

Section 8.12. Termination or Release.

(a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate with respect to all Secured Obligations when (i) all Revolving Credit Commitments have expired or been terminated and the Lenders have no further commitment to lend under the Credit Agreement, (ii) all outstanding Secured Obligations (other than (A) contingent indemnification obligations with respect to then unasserted claims and (B) Secured Obligations in respect of obligations that may thereafter arise with respect to Obligations in respect of Secured Hedge Agreements and Cash Management Obligations, in each

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case, not yet due and payable; unless the Collateral Agent has received written notice, at least two (2) Business Days prior to the proposed date of any such release of the Security Interest, stating that arrangements reasonably satisfactory to the applicable Cash Management Bank or Hedge Bank, as the case may be, in respect thereof have not been made) shall have been paid in full in cash, (iii) all Letters of Credit shall have expired or terminated (or been Cash Collateralized or backstopped in a manner reasonably satisfactory to the applicable Issuer) and (iv) all Letter of Credit Obligations have been reduced to zero (or Cash Collateralized in a manner reasonably satisfactory to the applicable Issuer), provided, however, that in connection with the termination of this Agreement, the Administrative Agent or the Collateral Agent may require such indemnities as it shall reasonably deem necessary or appropriate to protect the Secured Parties against (x) loss on account of credits previously applied to the Secured Obligations that may subsequently be reversed or revoked, and (y) any obligations that may thereafter arise with respect to the Obligations in respect of Secured Hedge Agreements and Cash Management Obligations, in each case to the extent not provided for thereunder.

(b) The Security Interest in any Collateral shall be automatically released in the circumstances set forth in Section 11.11(a) of the Credit Agreement or upon any release of the Lien on such Collateral in accordance with Sections 11.11(b) or (d) of the Credit Agreement.

(c) In connection with any termination or release pursuant to paragraph (a) or (b), the Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 8.12 shall be without recourse to or warranty by the Collateral Agent.

(d) At any time that the respective Grantor desires that the Collateral Agent take any of the actions described in immediately preceding clause (c), it shall, upon request of the Collateral Agent, deliver to the Collateral Agent an officer’s certificate certifying that the release of the respective Collateral is permitted pursuant to paragraph (a) or (b). The Collateral Agent shall have no liability whatsoever to any Secured Party as the result of any release of Collateral by it as permitted (or which the Collateral Agent in good faith believes to be permitted) by this Section 8.12.

Section 8.13. Additional Restricted Subsidiaries.

Pursuant to Section 8.11 of the Credit Agreement, certain Restricted Subsidiaries of the Loan Parties that were not in existence or not Restricted Subsidiaries on the date of the Credit Agreement are required to enter in this Agreement as Grantors upon becoming Restricted Subsidiaries. Upon execution and delivery by the Collateral Agent and a Restricted Subsidiary of a Security Agreement Supplement, such Restricted Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

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Section 8.14. Collateral Agent Appointed Attorney-in-Fact.

(a) Each Grantor hereby appoints the Collateral Agent the true and lawful attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof at any time after and during the continuance of a Cash Dominion Period, subject to Section 3.04(b), a Qualified Cash Trigger Period or an Event of Default, as applicable, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, subject to the Intercreditor Agreement, (i) upon the occurrence and during the continuance of a Cash Dominion Period, subject to Section 3.04(b), a Qualified Cash Trigger Period and (unless a Bankruptcy Event of Default has occurred and is continuing, in which case no such notice shall be required) upon and after delivery of notice by the Collateral Agent to the Borrower of its intent to exercise such rights, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to take actions required to be taken by the Grantors under Article V of this Agreement; and (b) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; and (ii) subject to the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default and (unless a Bankruptcy Event of Default has occurred and is continuing, in which case no such notice shall be required) delivery of notice by the Collateral Agent to the Borrower of its intent to exercise such rights, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (b) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (c) to send verifications of Accounts to any Account Debtor; (d) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (e) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (f) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent or to a Collateral Account and adjust, settle or compromise the amount of payment of any Account or related contracts; (g) to make, settle and adjust claims in respect of Collateral under policies of insurance and to endorse the name of such Grantor on any check, draft, instrument or any other item of payment with respect to the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact.

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(b) All acts in accordance with this Section 8.14 of said attorney or designee are hereby ratified and approved by the Grantors. The powers conferred on the Collateral Agent, for the benefit of the Secured Parties, under this Section 8.14 are solely to protect the Collateral Agent’s interests in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers.

Section 8.15. General Authority of the Collateral Agent.

By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

Section 8.16. Collateral Agent’s Duties.

Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

Section 8.17. Recourse; Limited Obligations.

This Agreement is made with full recourse to each Grantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Grantor contained herein, in the Credit Agreement and the other Loan Documents and otherwise in writing in connection herewith or therewith, with respect to the Secured Obligations of each applicable Secured Party. It is the desire and intent of each Grantor and each applicable Secured Party that this Agreement shall be enforced against each Grantor to the fullest extent permissible under applicable Law applied in each jurisdiction in which enforcement is sought.

Section 8.18. Mortgages.

In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of a Mortgage and the terms thereof are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall control in the case of fixtures and real property leases, letting and licenses of, and contracts, and agreements relating to the lease of, real property, and the terms of this Agreement shall control in the case of all other Collateral.

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Section 8.19. Intercreditor Agreement.

(a) Notwithstanding anything herein to the contrary, the Liens granted to the Collateral Agent under this Agreement and the exercise of the rights and remedies of the Collateral Agent hereunder and under any other Collateral Document are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement or any other Collateral Document, the terms of the Intercreditor Agreement shall govern and control. Notwithstanding anything to the contrary herein, the Collateral Agent acknowledges and agrees that no Grantor shall be required to take or refrain from taking any action at the request of the Collateral Agent with respect to the Collateral if such action or inaction would be inconsistent with the terms of the Intercreditor Agreement.

(b) Subject to the foregoing, (i) to the extent the provisions of this Agreement (or any other Collateral Documents) require the delivery of, or control over, Term Priority Collateral to be granted to the Collateral Agent at any time prior to the Discharge of Term Obligations, then delivery of such Term Priority Collateral (or control with respect thereto, (and any related approval or consent rights)) shall instead be granted to the Term Agent, to be held in accordance with the Term Documents and subject to the Intercreditor Agreement and (ii) any provision of this Agreement (or any other Collateral Documents) requiring Grantors to name the Collateral Agent as an additional insured or a loss payee under any insurance policy or a beneficiary of any letter of credit, such requirement shall have been complied with if any such insurance policy or letter of credit also names the Term Agent as an additional insured, loss payee or beneficiary, as the case may be, in each case pursuant and subject to the terms of the Intercreditor Agreement.

(c) Furthermore, at all times prior to the Discharge of Term Obligations, the Collateral Agent is authorized by the parties hereto to effect transfers of Term Priority Collateral at any time in its possession (and any “control” or similar agreements with respect to Term Priority Collateral) to the Term Agent.

(d) Notwithstanding anything to the contrary herein but subject to the Intercreditor Agreement, in the event the Term Documents provide for the grant of a security interest or pledge over the assets of any Grantor and such assets do not otherwise constitute Collateral under this Agreement or any other Loan Document, such Grantor shall (i) promptly grant a security interest in or pledge such assets to secure the Secured Obligations, (ii) promptly take any actions necessary to perfect such security interest or pledge to the extent set forth in the Term Documents and (iii) take all other steps reasonably requested by the Collateral Agent in connection with the foregoing.

(e) Nothing contained in the Intercreditor Agreement shall be deemed to modify any of the provisions of this Agreement, which, as among the Grantors and the Collateral Agent shall remain in full force and effect in accordance with its terms.

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[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

CHINOS ACQUISITION CORPORATION (which on the Effective Date shall be merged with and into J. Crew Group, Inc., with J. Crew Group, Inc. surviving such merger as the Borrower),

By:	/s/ Ronald Cami
	Name:	Ronald Cami
	Title:	Ronald Cami

CHINOS INTERMEDIATE HOLDINGS B, INC., as Holdings,

By:	/s/ James Scully
	Name:	James Scully
	Title:	Chief Administrative Officer and Chief Financial Officer

ABL Security Agreement

The undersigned hereby confirms that, as a result of its merger with Chinos Acquisition Corporation, it hereby assumes all of the rights and obligations of Chinos Acquisition Corporation under this Agreement (in furtherance of, and not in lieu of, any assumption or deemed assumption as a matter of law) and is joined to this Agreement as the Borrower thereunder.

J. CREW GROUP, INC.

By:	/s/ James Scully
	Name:	James Scully
	Title:	Chief Administrative Officer and Chief Financial Officer

J. Crew – Signature Page to ABL Security Agreement	ABL Security Agreement

SUBSIDIARY GUARANTOR:

J. Crew Operating Corp.
J. Crew Inc.
J. Crew International, Inc.
Grace Holmes, Inc.
H. F. D. No. 55, Inc.
Madewell Inc.
J. Crew Virginia, Inc.

Each of the above as a Subsidiary Guarantor

By:	/s/ James Scully
	Name:	James Scully
	Title:	Chief Administrative Officer and Chief Financial Officer

J. Crew – Signature Page to ABL Security Agreement	ABL Security Agreement

COLLATERAL AGENT:

BANK OF AMERICA, N.A., as Collateral Agent

By:	/s/ Mark D. Twomey
	Name:	Mark D. Twomey
	Title:	Senior Vice President

J. Crew – Signature Page to ABL Security Agreement	ABL Security Agreement

SCHEDULE I TO SECURITY AGREEMENT

SUBSIDIARY GUARANTORS

J. Crew Operating Corp.

J. Crew Inc.

J. Crew International, Inc.

Grace Holmes, Inc.

H. F. D. No. 55, Inc.

Madewell Inc.

J. Crew Virginia, Inc.

ABL Security Agreement

SCHEDULE II TO SECURITY AGREEMENT

EQUITY INTERESTS

Issuer	Registered Owner/Grantor	Percentage of Equity Interests	Number of Shares	Class of Equity Interest	Number of Certificate
J. Crew Group, Inc.	Chinos Intermediate Holdings B, Inc. (after giving effect to the Transaction)	100%	1,000	Common Stock	1
J. Crew Operating Corp.	J. Crew Group, Inc.	100%	100	Common Stock	C1
J. Crew Inc.	J. Crew Operating Corp.	100%	100	Common Stock	2
Grace Holmes, Inc.	J. Crew Operating Corp.	100%	10	Common Stock	3
H. F. D. No. 55, Inc.	J. Crew Operating Corp.	100%	10	Common Stock	3
J. Crew Virginia, Inc.	J. Crew Operating Corp.	100%	100	Common Stock	1
Madewell Inc.	J. Crew Operating Corp.	100%	10	Common Stock	1
J. Crew International, Inc.	J. Crew Inc.	100%	100	Common Stock	3
J. Crew Canada Inc.	J. Crew Operating Corp.	65%	100	Common Stock	C-3

PLEDGED DEBT

1.	Intercompany Notes:

Global Intercompany Note, dated as of the Effective Date, among the Borrower and its Subsidiaries party thereto.

2.	Promissory Notes or Other Pledged Debt:

None.

ABL Security Agreement

SCHEDULE III TO SECURITY AGREEMENT

COMMERCIAL TORT CLAIMS

None.

ABL Security Agreement

SCHEDULE IV TO SECURITY AGREEMENT

UCC FILINGS

Grantor	Jurisdiction
Chinos Intermediate Holdings B, Inc.	Delaware
J. Crew Group, Inc.	Delaware
J. Crew Operating Corp.	Delaware
J. Crew Inc.	Delaware
J. Crew International, Inc.	Delaware
Grace Holmes, Inc.	Delaware
H. F. D. No. 55, Inc.	Delaware
Madewell Inc.	Delaware
J. Crew Virginia, Inc.	Virginia

ABL Security Agreement

EXHIBIT I TO SECURITY AGREEMENT

FORM OF SECURITY AGREEMENT SUPPLEMENT

SUPPLEMENT NO.      dated as of                 , 20      (this “Supplement”), to the Security Agreement dated as of March 7, 2011 (the “Security Agreement”), among CHINOS ACQUISITION CORPORATION, a Delaware corporation (which on the Effective Date was merged with and into J. CREW GROUP, INC., a Delaware corporation (the “Company”), with the Company surviving such merger as the Borrower (the “Borrower”)), CHINOS INTERMEDIATE HOLDINGS B, INC., a Delaware corporation (“Holdings”), the Subsidiary Guarantors thereto and BANK OF AMERICA, N.A., as Collateral Agent for the Secured Parties.

A. Reference is made to (i) the Credit Agreement, dated as of March 7, 2011 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), by, among others, the Borrower, Holdings, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders and Collateral Agent for the Secured Parties and (ii) the Guaranty (as defined in the Credit Agreement).

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement, as applicable.

C. The Grantors have entered into the Security Agreement in order to induce (x) the Lenders to make Loans and (y) the Issuers to issue Letters of Credit. Section 8.13 of the Security Agreement provides that additional Restricted Subsidiaries of the Grantors may become Grantors under the Security Agreement by execution and delivery of an instrument substantially in the form of this Supplement. The undersigned Restricted Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

Section 1. In accordance with Section 8.13 of the Security Agreement, the New Subsidiary by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all respects as of such earlier date. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Subsidiary. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Subsidiary as if originally named therein as a Grantor. The Security Agreement is hereby incorporated herein by reference.

ABL Security Agreement

Section 2. The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

Section 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile or electronic (including.pdf file) transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

Section 4. The New Subsidiary hereby represents and warrants that the Perfection Certificate and updated schedules to the Security Agreement attached hereto as Schedule I have been duly executed and delivered to the Collateral Agent and the information set forth therein, including the exact legal name of the New Subsidiary and its jurisdiction of organization, is correct and complete in all material respects as of the date hereof.

Section 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

Section 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 8. All communications and notices hereunder shall be in writing and given as provided in Section 8.01 of the Security Agreement.

Section 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including all Attorney Costs of counsel for the Collateral Agent as provided in Section 8.03(a) of the Security Agreement.

ABL Security Agreement

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY]

By:
Name:
Title:
Legal Name:
Jurisdiction of Formation:
Location of Chief Executive Office:

BANK OF AMERICA, N.A., as Collateral Agent

By:
Name:
Title:

ABL Security Agreement

SCHEDULE I TO SECURITY AGREEMENT SUPPLEMENT

[ATTACH COMPLETED PERFECTION CERTIFICATE FOR NEW SUBSIDIARY AND

ALL SCHEDULES TO SECURITY AGREEMENT, UPDATED FOR NEW SUBSIDIARY]

ABL Security Agreement

EXHIBIT II TO SECURITY AGREEMENT

FORM OF PERFECTION CERTIFICATE

Reference is made to (i) the Credit Agreement dated as of March 7, 2011 (the “Term Facility Credit Agreement”), among Chinos Acquisition Corporation, which on the Closing Date shall be merged with and into J. Crew Group, Inc. (the “Company”), with the Company surviving such merger as the Borrower (the “Borrower”), Chinos Intermediate Holdings B, Inc. (“Holdings”), the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent and Collateral Agent and (ii) the Credit Agreement dated as of March 7, 2011 (the “ABL Credit Agreement” and, together with the Term Facility Credit Agreement, the “Credit Agreements”), among Chinos Acquisition Corporation, which on the Effective Date shall be merged with and into the Company, with the Company surviving such merger as the Borrower, Holdings, the lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Collateral Agent and an Issuer and the other Issuers party thereto. Capitalized terms used but not defined herein have the meanings assigned in the applicable Credit Agreement or the Security Agreement referred to therein, as applicable.

The undersigned, a Responsible Officer of the Borrower, hereby certifies to the Administrative Agent and each other Secured Party on behalf of the Loan Parties as follows:

SECTION 1. Names. (a) Set forth on Schedule 1(a) is (i) the exact legal name of each Loan Party, as such name appears in its certificate of organization or like document and (ii) each other legal name such Loan Party has had in the past five years, together with the date of the relevant name change and each other name used by each Loan Party on any filings with the Internal Revenue Service at any time in the past five years.

(b) Except as set forth on Schedule 1(b) and pursuant to the Transactions, no Loan Party has changed its identity or corporate structure or entered into a similar reorganization in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions of all or substantially all of the assets of (or all or substantially all the assets constituting a business unit, division, product line or line of business of) a Person or other acquisitions of material assets outside the ordinary course of business, as well as any change in the form, nature or jurisdiction of organization. With respect to any such change that has occurred within the past five years, Schedules 1(a), 1(b) and 2(a) set forth the information required by Sections 1(a) and 2(a) of this Perfection Certificate as to each acquiree or constituent party to such merger, consolidation or acquisition.

(c) Set forth on Schedule 1(c) is (i) the exact legal name of each direct and indirect Subsidiary of Holdings, as such name appears in its certificate of organization or like document and (ii) each contractual agreement existing on the date hereof that would restrict a Guarantee of the Obligations by any such Subsidiary that would otherwise be required to become a Guarantor pursuant to the Credit Agreements.

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SECTION 2. Jurisdictions and Locations.

(a) Set forth on Schedule 2(a) is (i) the jurisdiction of organization and the form of organization of each Loan Party, (ii) the organizational identification number, if any, assigned by such jurisdiction and (iii) the address (including the county) of the chief executive office of such Loan Party.

(b) Set forth in Schedule 2(b) are all locations where each Loan Party maintains any books or records relating to any Collateral.

(c) Set forth in Schedule 2(c) hereto are all other locations where each Loan Party maintains any of the Collateral consisting of Inventory or equipment, not identified above, with an aggregate value in excess of $2,000,000.

(d) Set forth in Schedule 2(d) hereto are the names, addresses and title in regards to the Collateral of all persons or entities other than each Loan Party, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper, Inventory or equipment.

SECTION 3. Unusual Transactions. Except for Inventory or Accounts acquired pursuant to any merger, consolidation or acquisition which is listed on Schedule 1(b) hereof, all Accounts have been originated by the Loan Parties and all Inventory with an aggregate value in excess of $5,000,000 has been acquired by the Loan Parties in the ordinary course of business.

SECTION 4. Stock Ownership and other Equity Interests. Set forth on Schedule 4 is a true and correct list, for each Loan Party, of all the issued and outstanding Pledged Equity owned, beneficially or of record, by such Loan Party, specifying the issuer and certificate number (if any) of, and the number and percentage of ownership represented by, such Pledged Equity and setting forth the percentage of such Pledged Equity pledged under the Security Agreements.

SECTION 5. Debt Instruments. Set forth on Schedule 5 is a true and correct list, for each Loan Party, of all promissory notes and other evidence of indebtedness (other than checks to be deposited in the ordinary course of business) owned by such Loan Party that are required to be pledged under the Credit Agreements and the Collateral Documents, and to the extent applicable, specifying the creditor and debtor thereunder and the outstanding principal amount thereof.

SECTION 6. Real Property. Set forth on Schedule 6 is a true and correct list, for each Loan Party, of all real property with a fair market value in excess of $5,000,000 owned by such Loan Party that is required to be pledged under the Credit Agreements and the Collateral Documents.

SECTION 7. Intellectual Property. (a) Set forth on Schedule 7(a) is a true and correct list, with respect to each Loan Party, of all United States patents and patent applications owned by such Loan Party (except, for the avoidance of doubt, as otherwise indicated on Schedule 7(a)), including the name of the owner, title, registration or application number of any registrations or applications.

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(b) Set forth on Schedule 7(b) is a true and correct list, with respect to each Loan Party, of all United States trademark registrations and applications owned by such Loan Party (except, for the avoidance of doubt, as otherwise indicated on Schedule 7(b)), including the name of the registered owner and the registration or application number of any registrations and applications.

(c) Set forth on Schedule 7(c) is a true and correct list, with respect to each Loan Party, of all United States copyright registrations and applications owned by such Loan Party (except, for the avoidance of doubt, as otherwise indicated on Schedule 7(c)), including the name of the registered owner, title and the registration or serial number of any copyright registrations.

(d) Set forth on Schedule 7(d) is a true and correct list, with respect to each Loan Party, of all exclusive Copyright Licenses under which such Loan Party is a licensee, including the name and address of the licensor under such exclusive Copyright License and the name of the registered owner, title and the registration or serial number of any copyright registration to which such exclusive Copyright License relates.

SECTION 8. Commercial Tort Claims. Set forth on Schedule 8 is a true and correct list of commercial tort claims in excess of $5,000,000 held by any Loan Party, including a brief description thereof.

SECTION 9. Deposit Accounts. Attached hereto as Schedule 9 is a true and correct list of deposit accounts, brokerage accounts, commodity accounts or securities investment accounts maintained by any Loan Party, including the name and address of the applicable depositary or other institution, the name and type of account, the name of the Loan Party that maintains each account and the account number.

ABL Security Agreement

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate on the date above first written.

CHINOS ACQUISITION CORPORATION

By:
Name:
Title:

J. CREW GROUP, INC.

By:
Name:
Title:

Signature Page to Perfection Certificate

ABL Security Agreement

Schedule 1(a)

Names

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Schedule 1(b)

Unusual Transactions

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Schedule 1(c)

ABL Security Agreement

Schedule 2(a)

Jurisdictions and Locations

ABL Security Agreement

Schedule 2(b)

Books and Records

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Schedule 2(c)

Location of Collateral

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Schedule 2(d)

Holders of Collateral

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Schedule 4

Stock Ownership and Other Equity Interests

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Schedule 5

Debt Instruments

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Schedule 6

Real Property

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Schedule 7(a)

Intellectual Property

U.S. Patent Registrations and Patent Applications

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Schedule 7(b)

Intellectual Property

U.S. Trademark Registrations

U.S. Trademark Applications

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Schedule 7(c)

Intellectual Property

U.S. Copyright Registrations and Copyright Applications

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Schedule 7(d)

Intellectual Property

Exclusive Copyright Licenses under which a Loan Party is a Licensee

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Schedule 8

Commercial Tort Claims

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Schedule 9

Deposit Accounts

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EXHIBIT III TO SECURITY AGREEMENT

[FORM OF] TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Trademark Security Agreement”) dated                 , 20     , is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of Bank of America, N.A., as collateral agent (the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

Reference is made to (i) the Credit Agreement, dated as of March 7, 2011 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among Chinos Acquisition Corporation, J. Crew Group, Inc., Chinos Intermediate Holdings B, Inc., the Lenders party thereto from time to time and Bank of America, N.A., as Administrative Agent and Collateral Agent, (ii) each Secured Hedge Agreement and (iii) each agreement relating to Cash Management Services. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement, the Issuers have agreed to issue Letters of Credit for the account of the Borrower or a Restricted Subsidiary on the terms and conditions set forth in the Credit Agreement, the Hedge Banks have agreed to enter into and/or maintain one or more Secured Hedge Agreements and the Cash Management Banks have agreed to enter into and/or maintain Cash Management Services, on the terms and conditions set forth in the Credit Agreement, in such Secured Hedge Agreements or agreements relating to Cash Management Services, as applicable.

Whereas, as a condition precedent to the Lenders extension of such credit, the obligation of the Hedge Banks to enter into and/or maintain such Secured Hedge Agreements and the obligation of the Cash Management Banks to enter into and/or maintain such Cash Management Services, each Grantor has executed and delivered that certain Security Agreement dated March 7, 2011, made by the Grantors to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

Whereas, under the terms of the Security Agreement, the Grantors have granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this Trademark Security Agreement for recording with the U.S. Patent and Trademark Office and other governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

SECTION 1. Terms. Terms defined in the Credit Agreement and Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement and Security Agreement.

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SECTION 2. Grant of Security. Each Grantor hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties a continuing security interest in all of the Grantor’s right, title and interest in, to and under the Trademarks, including the Trademarks set forth on Schedule A attached hereto.

SECTION 3. Security for Obligations. The grant of a security interest in the Trademarks by each Grantor under this Trademark Security Agreement is made to secure the payment or performance, as the case may be, in full of the Secured Obligations.

SECTION 4. Recordation. Each Grantor authorizes and requests that the Commissioner for Trademarks and any other applicable government officer record this Trademark Security Agreement.

SECTION 5. Execution in Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 6. Security Agreement. This Trademark Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

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IN WITNESS WHEREOF, the undersigned have executed this Trademark Security Agreement as of the date first above written.

[NAME OF GRANTOR], Grantor

By:
Name:
Title:

BANK OF AMERICA, N.A. as Collateral Agent and Grantee

By:
Name:
Title:

ABL Security Agreement

SCHEDULE A

MARK	SERIAL/REG. NO.	APP./REG. DATE

ABL Security Agreement

EXHIBIT IV TO SECURITY AGREEMENT

[FORM OF] PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Patent Security Agreement”) dated                 , 20     , is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of Bank of America, N.A., as collateral agent (the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

Reference is made to (i) the Credit Agreement, dated as of March 7, 2011 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among Chinos Acquisition Corporation, J. Crew Group, Inc., Chinos Intermediate Holdings B, Inc., the Lenders party thereto from time to time and Bank of America, N.A., as Administrative Agent and Collateral Agent, (ii) each Secured Hedge Agreement and (iii) each agreement relating to Cash Management Services. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement, the Issuers have agreed to issue Letters of Credit for the account of the Borrower or a Restricted Subsidiary on the terms and conditions set forth in the Credit Agreement, the Hedge Banks have agreed to enter into and/or maintain one or more Secured Hedge Agreements and the Cash Management Banks have agreed to enter into and/or maintain Cash Management Services, on the terms and conditions set forth in the Credit Agreement, in such Secured Hedge Agreements or agreements relating to Cash Management Services, as applicable.

Whereas, as a condition precedent to the Lenders extension of such credit, the obligation of the Hedge Banks to enter into and/or maintain such Secured Hedge Agreements and the obligation of the Cash Management Banks to enter into and/or maintain such Cash Management Services, each Grantor has executed and delivered that certain Security Agreement dated March 7, 2011, made by the Grantors to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

Whereas, under the terms of the Security Agreement, the Grantors have granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this Patent Security Agreement for recording with the U.S. Patent and Trademark Office and other governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

SECTION 1. Terms. Terms defined in the Credit Agreement and Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement and Security Agreement.

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SECTION 2. Grant of Security. Each Grantor hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties a continuing security interest in all of the Grantor’s right, title and interest in, to and under the Patents, including the Patents set forth on Schedule A attached hereto.

SECTION 3. Security for Obligations. The grant of a security interest in the Patent by each Grantor under this Patent Security Agreement is made to secure the payment or performance, as the case may be, in full of the Secured Obligations.

SECTION 4. Recordation. Each Grantor authorizes and requests that the Commissioner for Patents and any other applicable government officer record this Patent Security Agreement.

SECTION 5. Execution in Counterparts. This Patent Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 6. Security Agreement. This Patent Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

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ABL Security Agreement

IN WITNESS WHEREOF, the undersigned have executed this Patent Security Agreement as of the date first above written.

[NAME OF GRANTOR], Grantor

By:
Name:
Title:

BANK OF AMERICA, N.A., as Collateral Agent and Grantee

By:
Name:
Title:

ABL Security Agreement

SCHEDULE A

PATENT	PATENT NO.	FILING/ISSUE DATE

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EXHIBIT V TO SECURITY AGREEMENT

[FORM OF] COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Copyright Security Agreement”) dated                 , 2011, is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of Bank of America, N.A., as collateral agent (the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

Reference is made to (i) the Credit Agreement, dated as of March 7, 2011 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), among Chinos Acquisition Corporation, J. Crew Group, Inc., Chinos Intermediate Holdings B, Inc., the Lenders party thereto from time to time and Bank of America, N.A., as Administrative Agent and Collateral Agent, (ii) each Secured Hedge Agreement and (iii) each agreement relating to Cash Management Services. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement, the Issuers have agreed to issue Letters of Credit for the account of the Borrower or a Restricted Subsidiary on the terms and conditions set forth in the Credit Agreement, the Hedge Banks have agreed to enter into and/or maintain one or more Secured Hedge Agreements and the Cash Management Banks have agreed to enter into and/or maintain Cash Management Services, on the terms and conditions set forth in the Credit Agreement, in such Secured Hedge Agreements or agreements relating to Cash Management Services, as applicable.

Whereas, as a condition precedent to the Lenders extension of such credit, the obligation of the Hedge Banks to enter into and/or maintain such Secured Hedge Agreements and the obligation of the Cash Management Banks to enter into and/or maintain such Cash Management Services, each Grantor has executed and delivered that certain Security Agreement dated March 7, 2011, made by the Grantors to the Collateral Agent (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).

Whereas, under the terms of the Security Agreement, the Grantors have granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this Copyright Security Agreement for recording with the U.S. Copyright Office and other governmental authorities.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

SECTION 1. Terms. Terms defined in the Credit Agreement and Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement and Security Agreement.

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SECTION 2. Grant of Security. Each Grantor hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties a continuing security interest in all of the Grantor’s right, title and interest in, to and under the Copyrights and exclusive Copyright Licenses, including the Copyrights and exclusive Copyright Licenses set forth on Schedule A attached hereto.

SECTION 3. Security for Obligations. The grant of a security interest in the Copyrights and exclusive Copyright Licenses by each Grantor under this Copyrights Security Agreement is made to secure the payment or performance, as the case may be, in full of the Secured Obligations.

SECTION 4. Recordation. Each Grantor authorizes and requests that the Commissioner for Copyrights and any other applicable government officer record this Copyright Security Agreement.

SECTION 5. Execution in Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 6. Security Agreement. This Copyright Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

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ABL Security Agreement

IN WITNESS WHEREOF, the undersigned have executed this Copyright Security Agreement as of the date first above written.

[NAME OF GRANTOR], Grantor

By:
Name:
Title:

BANK OF AMERICA, N.A., as Collateral Agent and Grantee

By:
Name:
Title:

ABL Security Agreement

SCHEDULE A

COPYRIGHTS

COPYRIGHT	COPYRIGHT NO.	APP./REG. DATE

COPYRIGHT LICENSES

AGREEMENT	PARTIES	DATE	SUBJECT MATTER

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EXHIBIT VI TO SECURITY AGREEMENT

DEPOSIT ACCOUNT CONTROL AGREEMENT

(Access Restricted after Notice – Two Secured Parties)

This Deposit Account Control Agreement (the “Agreement”), dated as of the date specified on the initial signature page of this Agreement, is entered into by and among J. Crew Group, Inc. (“Company”), Bank of America, N.A., as collateral agent (in such capacity, “First Lien Agent”) under that certain asset-based Credit Agreement by and among the Company, the First Lien Agent and the other parties thereto, dated as of March 7, 2011 (the “Asset-based Credit Agreement”);, Bank of America, N.A., as collateral agent (in such capacity, “Second Lien Agent”, and, together with First Lien Agent, each an “Agent” and collectively “Agents”) under that certain term loan Credit Agreement by and among the Company, the Second Lien Agent and the other parties thereto, dated as of March 7, 2011 (the “Term Loan Credit Agreement”); and Wells Fargo Bank, National Association (“Bank”), and sets forth the rights of Agents and the obligations of Bank with respect to the deposit accounts of Company at Bank which accounts are identified at the end of this Agreement as the Collateral Accounts (each hereinafter referred to individually as a “Collateral Account” and collectively as the “Collateral Accounts”). Each account designated as a Collateral Account includes, for purposes of this Agreement, and without the necessity of separately listing subaccount numbers, all subaccounts presently existing or hereafter established for deposit reporting purposes and integrated with the Collateral Account by an arrangement in which deposits made through subaccounts are posted only to the Collateral Account. Each Collateral Account operated as a “Multi-Currency Account” is a deposit account maintained with Bank’s Cayman Islands Branch, which may be denominated in foreign currency. As used in this Agreement, the term “Controlling Agent” means First Lien Agent until such time as Bank has received written notice from First Lien Agent stating in substance that henceforth Second Lien Agent will be Controlling Agent (a “Change Notice”), at which time Second Lien Agent will replace First Lien Agent as Controlling Agent.

1.

Agents’ Respective Interests in Collateral Accounts. Each Agent represents that it is either (i) a lender who has extended credit to Company and has been granted a security interest in the Collateral Accounts or (ii) the agent for a group of such lenders. Bank represents that it is the bank (as defined in Article 9 of the Uniform Commercial Code in effect in the State of New York) with which the Collateral Accounts are maintained and the Company is the Bank’s customer with respect to the Collateral Accounts. Company hereby confirms the security interest granted by Company to each Agent in all of Company’s right, title and interest in and to the Collateral Accounts and all sums now or hereafter on deposit in or payable or withdrawable from the Collateral Accounts (the “Collateral Account Funds”). In furtherance of the intentions of the parties hereto, this Agreement constitutes written notice by each Agent to Bank and Bank’s Cayman Islands Branch of such Agent’s security interest in the Collateral Accounts.

2.

Agent Control. Bank, Agents and Company each agree that Bank will comply with instructions given to Bank by Controlling Agent (or the other Agent with Controlling Agent’s consent) directing disposition of funds in the Collateral Accounts (“Disposition Instructions”) without further consent by Company. Except as otherwise required by law, Bank will not agree with any third party to comply with instructions for disposition of funds in the Collateral Accounts originated by such third party.

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3.

Company Access to Collateral Accounts. Notwithstanding the provisions of the “Agent Control” section of this Agreement, Agents agree that Company will be allowed access to the Collateral Accounts and Collateral Account Funds until Bank receives, and has had a reasonable opportunity (such reasonable opportunity not to exceed two (2) Business Days as defined in section 6) to act on written notice from Controlling Agent (or the other Agent with Controlling Agent’s consent) directing that Company no longer have access to any Collateral Accounts or Collateral Account Funds (an “Access Termination Notice”) and at any time after the earlier of (i) Bank’s receipt of a written notice from Controlling Agent expressly terminating such Access Termination Notice (a “Rescission Notice”) or (ii) the termination of this Agreement pursuant to Section 16 below. Company irrevocably authorizes Bank to comply with any Access Termination Notice and/or Disposition Instructions even if Company objects to them in any way, and agrees that Bank may pay any and all Collateral Account Funds to the appropriate Agent in response to any Disposition Instructions. Company further agrees that after Bank receives an Access Termination Notice and before the earlier of (i) Bank’s receipt of a Rescission Notice or (ii) the termination of this Agreement pursuant to Section 16 below, Company will not have access to any Collateral Accounts or Collateral Account Funds.

4.

Transfers in Response to Disposition Instructions. Notwithstanding the provisions of the “Agent Control” section of this Agreement, unless Bank separately agrees in writing to the contrary, Bank will have no obligation to disburse funds in response to Disposition Instructions other than by automatic standing wire. Bank agrees that on each Business Day after it receives an Access Termination Notice and corresponding Disposition Instructions and has had a reasonable opportunity (such reasonable opportunity not to exceed two (2) Business Days as defined in section 6) to act on them, unless instructed by the Controlling Agent to continue to hold all funds in the Collateral Account, it will transfer to the account specified at the end of this Agreement as the Destination Account (as defined below) or, if no account is specified, to such account as Controlling Agent (or the other Agent with Controlling Agent’s consent) specifies in the Access Termination Notice (in either case, such destination accounts, as changed in accordance with the terms of this Agreement, the “Destination Account”) the full amount of the collected and available balance in the Collateral Accounts at the beginning of such Business Day. Before Bank receives a Change Notice from First Lien Agent, the Destination Account will be First Lien Agent’s account specified at the end of this Agreement with the bank specified at the end of this Agreement (or specified in the Disposition Instructions, if applicable). After Bank has received a Change Notice from First Lien Agent and has had a reasonable opportunity to act on it (such reasonable opportunity not to exceed two (2) Business Days as defined in section 6), (i) the Destination Account will be Second Lien Agent’s account specified at the end of this Agreement with the bank specified at the end of this Agreement (or as otherwise specified in the Disposition Instructions, if applicable), (ii) Bank will honor instructions only from Second Lien Agent regarding the Collateral Accounts (without notifying or obtaining the consent of First Lien Agent) and (iii) Second Lien Agent will assume all of First Lien Agent’s rights and obligations under this Agreement. Any disposition of funds which Bank makes in response to Disposition Instructions is subject to Bank’s standard policies, procedures and documentation governing the type of disposition made; provided, however, that in no circumstances will any such disposition require Company’s consent after Bank receives an Access Termination Notice and before Bank’s receipt of a Rescission Notice. To the extent any Collateral Account is a certificate of deposit or time deposit, Bank will be entitled to deduct any applicable early withdrawal penalty prior to disbursing funds from such account in response to Disposition Instructions. To the extent the Agent entitled to give Disposition Instructions requests that funds be transferred from any Collateral Account in a currency different from the currency denomination of the Collateral Account, the funds transfer will be made after currency conversion at Bank’s then current buying rate for exchange applicable to the new currency.

5.

Lockboxes. To the extent items deposited to a Collateral Account have been received in one or more post office lockboxes maintained for Company by Bank (each a “Lockbox”) and processed by Bank for deposit, Company acknowledges that Company has granted each of the Agents a security interest in all such items (the “Remittances”). Company agrees that after

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Bank receives an Access Termination Notice and before the earlier of (i) Bank’s receipt of a Rescission Notice or (ii) the termination of this Agreement pursuant to Section 16 below, Company will have no further right or ability to instruct Bank regarding the receipt, processing or deposit of Remittances, and that the Agent entitled to give Disposition Instructions alone will have the right and ability to so instruct Bank. Company and Agents acknowledge and agree that Bank’s operation of each Lockbox, and the receipt, retrieval, processing and deposit of Remittances, will at all times be governed by Bank’s Master Agreement for Treasury Management Services or other applicable treasury management services agreement, and by Bank’s applicable standard lockbox Service Description, and Bank acknowledges and agrees that, as of the date hereof, the applicable foregoing agreements do not contravene the terms of this Agreement.

6.

Balance Reports and Bank Statements. Bank agrees, at the request of either Agent on any day on which Bank is open to conduct its regular banking business, other than a Saturday, Sunday or public holiday (each a “Business Day”), to make available to each Agent a report (“Balance Report”) showing the opening available balance in the Collateral Accounts as of the beginning of such Business Day, by a transmission method determined by Bank, in Bank’s sole discretion. Company expressly consents to this transmission of information. After Bank receives an Access Termination Notice from an Agent, and before the earlier of (i) Bank’s receipt of a Rescission Notice or (ii) the termination of this Agreement pursuant to Section 16 below, Bank will, on receiving a written request from either Agent, send to such Agent by United States mail, at the address indicated for such Agent after its signature to this Agreement or such other address as may be provided to Bank by such Agent in writing in accordance with the notice provision hereof, duplicate copies of all periodic statements on the Collateral Accounts which are subsequently sent to Company.

7.

Returned Items. Agents and Company understand and agree that the face amount (“Returned Item Amount”) of each Returned Item (as defined below) will be paid by Bank debiting the Collateral Account to which the Returned Item was originally credited, without prior notice to Agents or Company. As used in this Agreement, the term “Returned Item” means (i) any item deposited to a Collateral Account and returned unpaid, whether for insufficient funds or for any other reason, and without regard to timeliness of the return or the occurrence or timeliness of any drawee’s notice of non-payment; (ii) any item subject to a claim against Bank of breach of transfer or presentment warranty under the Uniform Commercial Code (as adopted in the applicable state) or Regulation CC (12 C.F.R. §229), as in effect from time to time; (iii) any automated clearing house (“ACH”) entry credited to a Collateral Account and returned unpaid or subject to an adjustment entry under applicable clearing house rules, whether for insufficient funds or for any other reason, and without regard to timeliness of the return or adjustment; (iv) any credit to a Collateral Account from a merchant card transaction, against which a contractual demand for chargeback has been made; and (v) any credit to a Collateral Account made in error. Company agrees to pay all Returned Item Amounts immediately on demand, without setoff or counterclaim, to the extent there are not sufficient funds in the applicable Collateral Account to cover the Returned Item Amounts on the day Bank attempts to debit them from the Collateral Account. After Bank receives an Access Termination Notice and before the earlier of (a) Bank’s receipt of a Rescission Notice or (b) the termination of this Agreement pursuant to Section 16 below, each Agent agrees to pay all Returned Item Amounts within fifteen (15) calendar days after written demand, without setoff or counterclaim, to the extent that (i) the Returned Item Amounts are not paid in full by Company within five (5) calendar days after written demand on Company by Bank, and (ii) such Agent has received proceeds from the corresponding Returned Items under this Agreement.

8.

Settlement Items. Agents and Company understand and agree that the face amount (“Settlement Item Amount”) of each Settlement Item will be paid by Bank debiting the applicable Collateral Account, without prior notice to Agents or Company. As used in this Agreement, the term “Settlement Item” means (i) each check or other payment order drawn on or payable

86	ABL Security Agreement

against any controlled disbursement account or other deposit account at any time linked to any Collateral Account by a zero balance account connection or other automated funding mechanism (each a “Linked Account”), which Bank cashes or exchanges for a cashier’s check or official check in the ordinary course of business prior to receiving an Access Termination Notice and having had a reasonable opportunity to act on it (such reasonable opportunity not to exceed two (2) Business Days as defined in section 6), and which is presented for settlement against the Collateral Account (after having been presented against the Linked Account) after Bank receives the Access Termination Notice and before the earlier of (a) Bank’s receipt of a Rescission Notice or (b) the termination of this Agreement pursuant to Section 16 below, (ii) each check or other payment order drawn on or payable against a Collateral Account, which, on the Business Day Bank receives an Access Termination Notice, Bank cashes or exchanges for a cashier’s check or official check in the ordinary course of business after Bank’s cutoff time for posting, (iii) each ACH credit entry initiated by Bank, as originating depository financial institution, on behalf of Company, as originator, prior to Bank having received an Access Termination Notice and having had a reasonable opportunity to act on it (such reasonable opportunity not to exceed two (2) Business Days as defined in section 6), which ACH credit entry settles after Bank receives an Access Termination Notice and before the earlier of (a) Bank’s receipt of a Rescission Notice or (b) the termination of this Agreement pursuant to Section 16 below, and (iv) any other payment order drawn on or payable against a Collateral Account or any Linked Account, which Bank has paid or funded prior to receiving an Access Termination Notice and having had a reasonable opportunity to act on it (such reasonable opportunity not to exceed two (2) Business Days as defined in section 6), and which is first presented for settlement against the Collateral Account in the ordinary course of business after Bank receives the Access Termination Notice and before the earlier of (a) Bank’s receipt of a Rescission Notice or (b) the termination of this Agreement pursuant to Section 16 below and has transferred Collateral Account Funds to the applicable Agent under this Agreement. Company agrees to pay all Settlement Item Amounts immediately on written demand, without setoff or counterclaim, to the extent there are not sufficient funds in the applicable Collateral Account to cover the Settlement Item Amounts on the day they are to be debited from the Collateral Account. Each Agent agrees to pay all Settlement Item Amounts within fifteen (15) calendar days after written demand, without setoff or counterclaim, to the extent that (i) the Settlement Item Amounts are not paid in full by Company within five (5) calendar days after written demand on Company by Bank, and (ii) such Agent received Collateral Account Funds under this Agreement and any amounts continued to be held in the Collateral Accounts by Bank pursuant to instructions by the Controlling Agent to continue to hold all funds in the Collateral Account pursuant to Section 4.

9.

Bank Fees. Company agrees to pay all Bank’s fees and charges for the maintenance and administration of the Collateral Accounts and for the treasury management and other account services provided with respect to the Collateral Accounts and any Lockboxes (collectively “Bank Fees”), including, but not limited to, the fees for (a) Balance Reports provided on the Collateral Accounts, (b) funds transfer services received with respect to the Collateral Accounts, (c) lockbox processing services, (d) Returned Items, (e) funds advanced to cover overdrafts in the Collateral Accounts (but without Bank being in any way obligated to make any such advances), and (f) duplicate bank statements. The Bank Fees will be paid by Bank debiting one or more of the Collateral Accounts on the Business Day that the Bank Fees are due, without notice to Agents or Company. If there are not sufficient funds in the Collateral Accounts to cover fully the Bank Fees on the Business Day Bank attempts to debit them from the Collateral Accounts, such shortfall or the amount of such Bank Fees will be paid by Company to Bank, without setoff or counterclaim, within five (5) calendar days after written demand from Bank. Controlling Agent agrees to pay any Bank Fees which accrue after Bank receives an Access Termination Notice and before the earlier of (i) Bank’s receipt of a Rescission Notice or (ii) the termination of this Agreement pursuant to Section 16 below, within fifteen (15) calendar days after written demand, without setoff or counterclaim, to the extent (i) such Bank Fees are not paid in full by Company within five (5) calendar days after written demand on Company by Bank, and (ii) such Agent received Collateral Account Funds under this Agreement and any amounts continued to be held in the Collateral Accounts by Bank pursuant to instructions by the Controlling Agent to continue to hold all funds in the Collateral Account pursuant to Section 4.

87	ABL Security Agreement

10.

Account Documentation. Except as specifically provided in this Agreement, Agents and Company agree that the Collateral Accounts will be subject to, and Bank’s operation of the Collateral Accounts will be in accordance with, the terms of Bank’s applicable deposit account agreement governing the Collateral Accounts (“Account Agreement”). In addition to the Account Agreement, each Collateral Account operated as a “Multi-Currency Account” will be governed by Bank’s Master Agreement for Treasury Management Services or other applicable treasury management services agreement, and by Bank’s Multi-Currency Account Service Description in effect from time to time. All documentation referenced in this Agreement as governing any Collateral Account or the processing of any Remittances is hereinafter collectively referred to as the “Account Documentation”. In the event of any conflict between this Agreement and the Account Documentation, this Agreement will control.

11.

Partial Subordination of Bank’s Rights. Bank hereby subordinates to the respective security interests of each of the Agents in the Collateral Accounts (i) any security interest which Bank may have or acquire in the Collateral Accounts, and (ii) any right which Bank may have or acquire to set off or otherwise apply any Collateral Account Funds against the payment of any indebtedness from time to time owing to Bank from Company, except for debits to the Collateral Accounts permitted under this Agreement for the payment of Returned Item Amounts, Settlement Item Amounts or Bank Fees.

12.

Bankruptcy Notice; Effect of Filing. If Bank at any time receives notice of the commencement of a bankruptcy case or other insolvency or liquidation proceeding by or against Company, Bank will continue to comply with its obligations under this Agreement, except to the extent that any action required of Bank under this Agreement is prohibited under applicable bankruptcy laws or regulations or is stayed pursuant to the automatic stay imposed under the United States Bankruptcy Code or by order of any court or agency. With respect to any obligation of either of the Agents hereunder which requires prior demand on Company, the commencement of a bankruptcy case or other insolvency or liquidation proceeding by or against Company will automatically eliminate the necessity of such demand on Company by Bank, and will immediately entitle Bank to make demand on the applicable Agent with the same effect as if demand had been made on Company and the time for Company’s performance had expired.

13.

Legal Process, Legal Notices and Court Orders. Bank will comply with any legal process, legal notice or court order it receives in relation to a Collateral Account if Bank determines in its sole discretion that the legal process, legal notice or court order is legally binding on it.

14.

Indemnification. Company will indemnify, defend and hold harmless Bank, its officers, directors, employees, and agents (collectively, the “Indemnified Parties”) from and against any and all claims, demands, losses, liabilities, damages, out-of-pocket costs and expenses (including reasonable attorneys’ fees) (collectively “Losses and Liabilities”) Bank may suffer or incur as a result of or in connection with (a) Bank complying with any binding legal process, legal notice or court order referred to in the immediately preceding section of this Agreement, (b) Bank following any instruction or request of Controlling Agent (or the other Agent with Controlling Agent’s consent), including but not limited to any Access Termination Notice or Disposition Instructions, or (c) Bank complying with its obligations under this Agreement, except to the extent such Losses and Liabilities are caused by Bank’s gross negligence or willful misconduct. Upon and after Bank has received an Access Termination Notice from Controlling Agent, to the extent such obligations of indemnity are not satisfied by Company within five (5) days after demand on Company by Bank, each of the Agents will indemnify, defend and hold harmless Bank and the other Indemnified Parties against any and all Losses and Liabilities Bank may suffer or incur as a result of or in connection with Bank following any instruction or request of such Agent, except to the extent such Losses and Liabilities are caused by Bank’s gross negligence or willful misconduct and only to the extent of any Collateral Account Funds received by such Agent under this Agreement and any amounts continued to be held in the Collateral Accounts by Bank pursuant to instructions by the Controlling Agent to continue to hold all funds in the Collateral Account pursuant to Section 4.

88	ABL Security Agreement

15.

Bank’s Responsibility. This Agreement does not create any obligations of Bank, and Bank makes no express or implied representations or warranties with respect to its obligations under this Agreement, except for those expressly set forth herein. In particular, Bank need not investigate whether either of the Agents is entitled under such Agents’ agreements with Company to give an Access Termination Notice or Disposition Instructions. Bank may rely on any and all notices and communications it believes are given by the appropriate party. Bank will not be liable to Company, Agents or any other party for any Losses and Liabilities caused by (i) circumstances beyond Bank’s reasonable control (including, without limitation, computer malfunctions, interruptions of communication facilities, labor difficulties, acts of God, wars, or terrorist attacks) or (ii) any other circumstances, except to the extent such Losses and Liabilities are directly caused by Bank’s gross negligence or willful misconduct. In no event will Bank be liable for any indirect, special, consequential or punitive damages, whether or not the likelihood of such damages was known to Bank, and regardless of the form of the claim or action, or the legal theory on which it is based. Any action against Bank by Company or either of the Agents under or related to this Agreement must be brought within twelve (12) months after the cause of action accrues.

16.

Termination. This Agreement may be terminated by (i) both Agents acting together, or (ii) Second Lien Agent acting as Controlling Agent after delivery of a Change Notice, or (iii) Bank, at any time, by the terminating party or parties giving thirty (30) calendar days prior written notice of such termination to the other parties to this Agreement at their contact addresses specified after their signatures to this Agreement (or such other address as any party hereto may have specified to the other parties hereto in writing in accordance with the notice provisions of this Agreement). This Agreement may be terminated (i) upon five (5) calendar days written notice from Bank to Company and Agents should Company or either Agent fail (and, in the case of any Agent, as of the date on which such written notice is delivered, continue to fail) to make any payment when due to Bank from Company or either Agent under the terms of this Agreement, or immediately upon written notice (ii) to Bank from both Agents acting together or Second Lien Agent acting as Controlling Agent, on termination or release of the security interest(s) of all terminating Agents in the Collateral Accounts; provided that any notice from any terminating Agent under clause (ii) of this sentence must contain such Agent’s notification of the termination or release of its security interest in the Collateral Accounts. Company’s and Agents’ respective obligations to report errors in funds transfers and bank statements (other than obligations (if any) of Agents) and to pay Returned Items Amounts, Settlement Item Amounts, and Bank Fees, as well as the indemnifications made, and the limitations on the liability of Bank accepted, by Company and Agents under this Agreement will continue after the termination of this Agreement with respect to all the circumstances to which they are applicable, existing or occurring before such termination, and any liability of any party to this Agreement, as determined under the provisions of this Agreement, with respect to acts or omissions of such party prior to such termination will also survive such termination; provided that, notwithstanding anything to the contrary herein, all obligations of the Agents hereunder shall expire six (6) months after termination of this Agreement. Upon any termination of this Agreement which occurs after Bank has received an Access Termination Notice and Bank has had a reasonable opportunity to act on it (such reasonable opportunity not to exceed two (2) Business Days as defined in Section 6), (i) Bank will transfer all collected and available balances in the Collateral Accounts on the date of such termination in accordance with Controlling Agent’s written instructions, and (ii) Bank will close any Lockbox and forward any mail received at the Lockbox unopened to such address as is communicated to Bank by Controlling Agent under the notice provisions of this Agreement for a period of three (3) months after the effective termination date, unless otherwise arranged between Controlling Agent and Bank, provided that Bank’s fees with respect to such disposition must be prepaid directly to Bank at the time of termination by cashier’s check payable to Bank or other payment method acceptable to Bank in its sole discretion.

89	ABL Security Agreement

17.	Modifications, Amendments, and Waivers. This Agreement may not be modified or amended, or any provision thereof waived, except in a writing signed by all the parties to this Agreement.

18.

Notices. All notices from one party to another must be in writing, must be delivered to Company, Agents and/or Bank at their respective contact addresses specified after their signatures to this Agreement, or any other address of any party communicated to the other parties in writing, and will be effective on receipt. Any notice sent or demand made by a party to this Agreement to another party must also be sent to all other parties to this Agreement. Bank is authorized by Company and Agents to act on any instructions or notices received by Bank if (a) such instructions or notices purport to be made in the name of an Agent, (b) Bank reasonably believes that they are so made, and (c) they do not conflict with the terms of this Agreement as such terms may be amended from time to time, unless such conflicting instructions or notices are supported by a court order.

19.

Successors and Assigns. Neither Company nor either of the Agents may assign or transfer its rights or obligations under this Agreement to any person or entity without the prior written consent of Bank, which consent will not be unreasonably withheld or delayed. Notwithstanding the foregoing, either of the Agents may transfer its rights and duties under this Agreement to (i) a transferee to which, by contract or operation of law, such Agent transfers substantially all of its rights and duties under the financing or other arrangements between such Agent and Company, or (ii) if such Agent is acting as a representative in whose favor a security interest is created or provided for, a transferee that is a successor representative; provided that as between Bank and such Agent, such Agent will not be released from its obligations under this Agreement unless and until Bank receives any such transferee’s binding written agreement to assume all of such Agent’s obligations hereunder. Bank may not assign or transfer its rights or obligations under this Agreement to any person or entity without the prior written consent of both Agents, which consent will not be unreasonably withheld or delayed; provided, however, that no such consent will be required if such assignment or transfer takes place as part of a merger, acquisition or corporate reorganization affecting Bank.

20.

Governing Law and waiver of Jury Trial. This Agreement will be governed by and be construed in accordance with the laws of the state of New York, without regard to conflict of laws principles. The State of New York will also be deemed to be Bank’s jurisdiction, for purposes of Article 9 of the Uniform Commercial Code as it applies to this Agreement. Each party to this Agreement waives all right to trial by jury of any and all claims relating in any way to this Agreement. Each party to this Agreement acknowledges that this is a waiver of a legal right and that this waiver is made knowingly and voluntarily after consultation with counsel of its choice. Each party to this Agreement agrees that all such claims shall be tried before a judge of a court having jurisdiction, without a jury.

21.

Severability. To the extent that the terms of this Agreement are inconsistent with, or prohibited or unenforceable under, any applicable law or regulation, they will be deemed ineffective only to the extent of such prohibition or unenforceability, and will be deemed modified and applied in a manner consistent with such law or regulation. Any provision of this Agreement which is deemed unenforceable or invalid in any jurisdiction will not affect the enforceability or validity of the remaining provisions of this Agreement or the same provision in any other jurisdiction.

90	ABL Security Agreement

22.

Counterparts. This Agreement may be executed in any number of counterparts each of which will be an original with the same effect as if the signatures were on the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopier or electronic image scan transmission (such as a “pdf” file) will be effective as delivery of a manually executed counterpart of the Agreement.

23.

Entire Agreement. This Agreement, together with the Account Documentation, contains the entire and only agreement among all the parties to this Agreement and between Bank and Company, on the one hand, and Bank and either of the Agents, on the other hand, with respect to (a) the interest of either of the Agents in the Collateral Accounts and Collateral Account Funds, and (b) Bank’s obligations to either of the Agents in connection with the Collateral Accounts and Collateral Account Funds.

24.

Rights Among the Agents. Notwithstanding anything herein to the contrary, as between the Agents, the exercise of any right or remedy by the Agents in respect of the Collateral Accounts are subject to the limitations and provisions of that certain Intercreditor Agreement, dated as of March 7, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”), among the First Lien Agent and the Second Lien Agent, and acknowledged by the Company and certain of its affiliates. Without limitation on any other agreement, document or instrument to which Bank is a party, solely by execution, delivery and performance of its obligations under this Agreement, Bank shall not be charged with knowledge of any provisions of the Intercreditor Agreement.

[SIGNATURE PAGES FOLLOW]

91	ABL Security Agreement

This Agreement has been signed by the duly authorized officers or representatives of Company, First Lien Agent, Second Lien Agent and Bank on the date specified below.

Date: March 7, 2011

Collateral Account Numbers:

First Lien Agent Account Number:	Destination Account pursuant to First Lien Agent notice

Bank of First Lien Agent Account:

Second Lien Agent Account Number:	Destination Account pursuant to Second Lien Agent notice

Bank of Second Lien Agent Account:

J. CREW GROUP, INC.

By:

Name:

Title:

Address for Notices:

[SIGNATURE PAGES CONTINUE]

92	ABL Security Agreement

BANK OF AMERICA, N.A., as First Lien Agent	BANK OF AMERICA, N.A., as Second Lien Agent

By:	By:

Name:	Name:

Title:	Title:

Address for Notices:	Address for Notices:

Attn:	Attn:

93	ABL Security Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

Address for Notices:

with a copy to:

94	ABL Security Agreement

EXHIBIT VII TO SECURITY AGREEMENT

FORM OF SECURITIES ACCOUNT CONTROL AGREEMENT

EXECUTION COPY

COLLATERAL ACCOUNT CONTROL AGREEMENT

(BANK OF AMERICA, N.A.)

March 7, 2011

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Mutual Fund Operations, NC1-004-03-45

200 North College Street

Charlotte, NC 28255

Whereas, J. Crew Operating Corp. (“Pledgor”) is party to (i) that certain Credit Agreement dated March 7, 2011, by and among Chinos Acquisition Corporation, a Delaware corporation (which on the closing date of the ABL Credit Agreement (as defined below) shall be merged with and into J. Crew Group, Inc., a Delaware corporation), Chinos Intermediate Holdings B, Inc., a Delaware corporation, the First Lien Pledgee (as defined below) and each lender from time to time party thereto (the “ABL Credit Agreement”) and (ii) that certain Credit Agreement dated March 7, 2011, by and among Chinos Acquisition Corporation (which on the closing date of the Term Loan Credit Agreement (as defined below) shall be merged with and into J. Crew Group, Inc., a Delaware corporation), Chinos Intermediate Holdings B, Inc., the Second Lien Pledgee (as defined below) and each lender from time to time party thereto (the “Term Loan Credit Agreement” and, together with the ABL Credit Agreement, the “Credit Agreements”).

Whereas, Pledgor has granted to Bank of America, N.A., as collateral agent for certain secured parties under the ABL Credit Agreement (the “First Lien Pledgee”) and Bank of America, N.A., as collateral agent for certain secured parties under the Term Loan Credit Agreement (the “Second Lien Pledgee” and, together with the First Lien Pledgee, the “Pledgees”) a security interest in account number [                ] (whether one or more, collectively, the “Collateral Account”), held by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Securities Intermediary”) together with all financial assets, investment property, securities, cash and other property now or hereafter held therein, and the proceeds thereof, including without limitation, the certificates and instruments, if any, representing or evidencing such property and assets, dividends payable in cash or stock, and shares or other proceeds of conversions or splits of any securities in the Collateral Account (collectively, the “Collateral”). Pledgor, First Lien Pledgee, Second Lien Pledgee and the Securities Intermediary agree that the Collateral Account is a “securities account” within the meaning of Article 8 of the Uniform Commercial Code in effect in the State of New York (the “UCC”), for which Pledgor is the entitlement holder and Securities Intermediary is the securities intermediary under Article 8 of the UCC, and that all Collateral held in the Collateral Account will be treated as financial assets under the UCC.

For purposes of this Agreement, First Lien Pledgee shall be deemed to be “Controlling Pledgee” from the date hereof and until the date upon which the Securities Intermediary receives from the First Lien Pledgee a Notice of Termination of First Lien Obligations in the form of Exhibit A attached hereto (“Notice of Termination of First Lien Obligations”). From and after the date upon which the Securities Intermediary receives and has a reasonable period of time to act upon each of a Notice of Termination of First Lien Obligations, the Second Lien Pledgee shall be deemed to be the “Controlling Pledgee.”

95	ABL Security Agreement

In connection therewith, the parties hereto agree (which agreement by the Pledgor will be construed as instructions to the Securities Intermediary (this “Agreement”)):

1.

The Securities Intermediary is instructed to register the pledge on its books. Securities Intermediary shall hold all certificated securities that comprise all or part of the Collateral with proper endorsements to the Securities Intermediary or in blank, or will deliver possession of such certificated securities to the First Lien Pledgee or if the First Lien Pledgee has terminated its interest in this agreement pursuant to Section 12 below, Second Lien Pledgee.

2.

The Securities Intermediary is instructed to deliver to the Pledgees copies of monthly statements on the Collateral Account at the address indicated below the signature of each Pledgee and shall provide to Pledgees such other information regarding the Collateral Account as Pledgees may from time to time reasonably request without cost to such Pledgee.

3.	The Collateral Account will be styled: “J. Crew Operating Corp Collateral Account For Bank of America, N.A.”

4.	All dividends, interest, gains and other profits with respect to the Collateral Account will be reported in the name and tax identification number of the Pledgor.

5.

Without limitation on the provisions of Section 6, the Securities Intermediary is authorized to accept and act upon instructions, directions, and orders from the Pledgor with respect to the Collateral Account, the Collateral, any interest therein, or the proceeds thereof, including but not limited to instructions, directions, and orders for the sale, transfer, free delivery, release or other disposition of the Collateral, any interest therein, or the proceeds thereof, in each case without the prior consent of either Pledgee, until the Securities Intermediary has received and had a reasonable opportunity to act upon (such reasonable opportunity not to exceed two (2) business days) a written notice from Controlling Pledgee which states that Controlling Pledgee is exercising exclusive control over the Collateral Account (“Notice of Exclusive Control”) and at any time after the Securities Intermediary’s receipt of a written notice from the Controlling Pledgee expressly terminating such Notice of Exclusive Control. A Notice of Exclusive Control (Exhibit B) may designate the account, person or other location to which the financial assets in the Collateral Account, and cash dividends, interest, income, earnings, and other distributions received with respect thereto, shall thereafter be delivered. Notwithstanding the foregoing, the Securities Intermediary shall at all times be entitled to apply the Collateral, any part thereof, any interest therein, or the proceeds thereof to the satisfaction of an Unsubordinated Obligation (as defined below) owed to it.

6.

Until the termination of this Agreement pursuant to Section 12 below, the Pledgor authorizes the Securities Intermediary, and the Securities Intermediary agrees, to comply with any order or instruction from Controlling Pledgee concerning the Collateral Account, including an order or instruction directing sale, transfer (to the extent that the Collateral is transferable) or redemption of all or part of the Collateral and the remittance of the proceeds thereof, if any, to Controlling Pledgee, without further consent by the Pledgor. Securities Intermediary shall have no responsibility or liability to Pledgor for complying with any order or instruction, whether oral or written, concerning the Collateral Account, the Collateral, any interest therein, or the proceeds thereof originated by the Pledgees and shall have no responsibility to investigate the appropriateness of any such order or instruction, even if Pledgor notifies Securities Intermediary that such Pledgee is not legally entitled to originate any such order or instruction. Securities Intermediary shall have no responsibility or liability to either Pledgee for complying with any order or instruction, whether oral or written, concerning the Collateral Account, the Collateral, any interest therein, or the proceeds thereof originated by Pledgor except to the extent such compliance would cause Securities Intermediary to violate paragraph 5 hereof. Securities

96	ABL Security Agreement

Intermediary shall be able to rely upon any notice, order or instruction that it reasonably believes to be genuine. Securities Intermediary shall have no responsibility or liability to Pledgees with respect to the value of the Collateral Account or any of the Collateral. This Agreement does not create any obligation or duty on the part of Securities Intermediary other than those expressly set forth herein.

7.

The Pledgor agrees to indemnify and hold the Securities Intermediary, its directors, officers, employees, and agents harmless from and against any and all claims, causes of action, liabilities, losses, lawsuits, demands, damages, costs and expenses, including without limitation court costs and reasonable attorneys’ fees and expenses and allocated costs of in house counsel, that may arise out of or in connection with Securities Intermediary’s compliance with any instructions from Pledgor or Pledgees with respect to the Collateral Account, except to the extent caused by Securities Intermediary’s bad faith, negligence or willful misconduct. After Securities Intermediary shall have received a Notice of Exclusive Control from Controlling Pledgee, Controlling Pledgee will indemnify and hold harmless, to the extent such obligations of indemnity are not satisfied by Pledgor, Securities Intermediary, its directors, officers, employees, and agents harmless from and against any and all claims, causes of action, liabilities, losses, lawsuits, demands, damages, costs and expenses, including without limitation court costs and reasonable attorneys’ fees and expenses and allocated costs of in house counsel, that may arise out of or in connection with Securities Intermediary’s compliance with any instructions from Controlling Pledgee with respect to the Collateral Account, except to the extent caused by Securities Intermediary’s bad faith, negligence or willful misconduct, and only to the extent of any financial assets actually received by Pledgees under this Agreement. The obligations of the Pledgor set forth in this paragraph 7 shall survive the termination of this Agreement.

8.

The Securities Intermediary is instructed that the Collateral Account is to remain a “cash account” within the meaning of Regulation T issued by the Board of Governors of the Federal Reserve System. The Securities Intermediary represents that it has not received notice regarding any lien, encumbrance or other claim to the Collateral or the Collateral Account from any other person and has not entered into an agreement with any third party to act on such third party’s instructions without further consent of the Pledgor. The Securities Intermediary further agrees not to enter into any such agreement with any third party.

9.

The Securities Intermediary subordinates to the lien and security interest of the Pledgees any right of setoff, encumbrance, security interest, lien or other claim that it may have against the Collateral, except for any lien, claim, encumbrance or right of set off against the Collateral Account for (i) customary commissions and fees arising from permitted trading activity within the Collateral Account, and (ii) payment owed to Securities Intermediary for open trade commitments for the purchase and/or sale of financial assets in and for the Collateral Account (the “Unsubordinated Obligations”).

10.

To the extent a conflict exists between the terms of this Agreement and any account agreement between the Pledgor and the Securities Intermediary, the terms of this Agreement will control, provided that this Agreement shall not alter or affect any mandatory arbitration provision currently in effect between Securities Intermediary and Pledgor.

11.	The terms of this Agreement may not be modified except by a writing signed by all parties hereto.

97	ABL Security Agreement

12.

Securities Intermediary reserves the right, unilaterally, to terminate this Agreement, such termination to be effective thirty (30) days after written notice thereof is given to Pledgor and Pledgees. Upon termination of this Agreement pursuant to this Section 12, in the event that it is not possible or practicable, in the judgment of the Securities Intermediary, to transfer the Collateral or deliver the Collateral to any other party, the Securities Intermediary will sell such assets and deliver the proceeds according to the instructions provided by the Controlling Pledgee or the joint instructions given by the Controlling Pledgee and Pledgor. The First Lien Pledgee may terminate this Agreement with respect to such First Lien Pledgee by giving a Notice of Termination of First Lien Obligations to Securities Intermediary. The Second Lien Pledgee may terminate this Agreement with respect to such Second Lien Pledgee by giving notice to Securities Intermediary, the First Lien Pledgee (unless the First Lien Pledgee shall have terminated pursuant to this Section 12) and Pledgor. Termination shall not affect any of the rights or liabilities of the parties hereto incurred before the date of termination or the rights or liabilities of the parties who remain party to this Agreement. Notwithstanding anything to the contrary herein, all obligations of the Pledgees hereunder shall expire one (1) year after termination of this Agreement.

13.

This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof, and, subject to paragraph 10 above, supersedes any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter.

14.

Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and may be delivered in person, sent by facsimile or other electronic means if electronic confirmation of error free receipt is received, or sent by United States mail, postage prepaid, addressed to the party at the address set forth below.

15.

The Securities Intermediary will be excused from failing to act or delay in acting, and no such failure or delay shall constitute a breach of this Agreement or otherwise give rise to any liability of the Securities Intermediary, if (i) such failure or delay is caused by circumstances beyond the reasonable control of the Securities Intermediary, including without limitation legal constraint, emergency conditions, action or inaction of governmental, civil or military authority, terrorism, fire, strike, lockout or other labor dispute, war, riot, theft, flood, earthquake or other natural disaster, breakdown of public or private or common carrier communication or transmission facilities, equipment failure, or act, negligence or default of Pledgor or (ii) such failure or delay resulted from Securities Intermediary’s reasonable belief that the action would have violated any guideline, rule or regulation of any governmental authority.

16.

Pledgor agrees to pay Securities Intermediary, upon receipt of Securities Intermediary’s invoice, all reasonable out-of-pocket costs, expenses and attorneys’ fees incurred in the preparation and administration of this Agreement (including any amendments hereto or instruments or agreements required hereunder). Pledgor agrees to pay Securities Intermediary, upon receipt of Securities Intermediary’s invoice, all reasonable out-of-pocket costs, expenses and attorneys’ fees incurred by Securities Intermediary in connection with the enforcement of this Agreement or any instrument or agreement required hereunder, including without limitation any reasonable out-of-pocket costs, expenses, and fees arising out of the resolution of any conflict, dispute, motion regarding entitlement to rights or rights of action, or other action to enforce Securities Intermediary’s rights hereunder in a case arising under Title 11, United States Code. This paragraph 16 shall survive termination of this Agreement.

17.

Notwithstanding any of the other provisions of this Agreement, in the event of the commencement of a case pursuant to Title 11, United States Code, filed by or against Pledgor, or in the event of the commencement of any similar case under then applicable federal or state law providing for the relief of debtors or the protection of creditors by or against Pledgor, Securities Intermediary may act as Securities Intermediary deems necessary to comply with all applicable provisions of governing statutes and Pledgor shall not assert any claim against Securities Intermediary for so doing.

98	ABL Security Agreement

18.

If any term or provision of this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

19.	This Agreement may be executed in counterparts, each of which shall be an original, and all of which shall constitute one and the same agreement.

20.

This Agreement shall be governed and construed in accordance with the law of the State of New York excluding choice of law principles that would require application of the laws of a jurisdiction other than the State of New York.

21.

Notwithstanding anything herein to the contrary, as between the Pledgees, the exercise of any right or remedy by the Pledgees in respect of the Collateral Account are subject to the limitations and provisions of that certain Intercreditor Agreement, dated as of March 7, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”), among the First Lien Pledgee and the Second Lien Pledgee, and acknowledged by the Pledgor and certain of its affiliates. Securities Intermediary shall not be charged with knowledge of any provisions of the Intercreditor Agreement.

*        *        *          *        *        *

99	ABL Security Agreement

IN WITNESS WHEREOF, the Pledgor and the Pledgee have agreed to the terms of this Agreement as of the date indicated above.

PLEDGOR: J. CREW OPERATING CORP.	FIRST LIEN PLEDGEE: BANK OF AMERICA, N.A.

By:	By:

Name:	Name:

Title:	Title:

Telephone No.:	Telephone No.:

Date:	Date:

SECOND LIEN PLEDGEE: BANK OF AMERICA, N.A.

By:

Name:

Title:

Telephone No.:

Date:

100	ABL Security Agreement

Acknowledged and Agreed to:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
Name:
Title:
Date:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Mutual Fund Operations, NC1-004-03-45

200 North College Street

Charlotte, NC 28255

101	ABL Security Agreement

Exhibit A

[Letterhead of the First Lien Pledgee]

[Date]

NOTICE OF TERMINATION OF FIRST LIEN OBLIGATIONS

BY FACSIMILE TRANSMISSION

((704) 335-6727) AND CERTIFIED MAIL

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Mutual Fund Operations

NC1-004-03-45

200 North College Street

Charlotte, NC 28255

Re:	J. Crew Operating Corp.

Account No.

Ladies and Gentlemen:

As referenced in the Collateral Account Control Agreement, dated as of March 7, 2011, among J. Crew Operating Corp., as Pledgor, Bank of America, N.A., as First Lien Pledgee, Bank of America, N.A., as Second Lien Pledgee, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Agreement”), you are hereby notified that there has been a discharge of First Lien Obligations and that the Second Lien Pledgee shall be the Controlling Pledgee under the Agreement.

Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

Sincerely,

BANK OF AMERICA, N.A., as First Lien Pledgee

By:
Name:
Title:

102	ABL Security Agreement

Exhibit B

[Letterhead of the Pledgee]

NOTICE OF EXCLUSIVE CONTROL

[Date]

BY FACSIMILE TRANSMISSION

((704) 335-6727) AND CERTIFIED MAIL

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Mutual Fund Operations

NC1-004-03-45

200 North College Street

Charlotte, NC 28255

Re:	J. Crew Operating Corp.

Account No.

Ladies and Gentlemen:

As referenced in the Collateral Account Control Agreement, dated as of March 7, 2011, among J. Crew Operating Corp., Bank of America, N.A. as collateral agent for the secured parties under the ABL Credit Agreement, Bank of America, N.A. as collateral agent for the secured parties under the Term Loan Credit Agreement and Merrill Lynch, Pierce, Fenner & Smith Incorporated, we hereby give you notice of our exclusive control over securities account number [                ](the “Collateral Account”) and all financial assets credited thereto. You are hereby instructed not to accept any direction, instruction or entitlement order with respect to the Collateral Account or the financial assets credited thereto from any person other than the undersigned.

This notice is being delivered following the occurrence of a [Cash Dominion Period (as defined in the ABL Credit Agreement)] [Qualified Cash Trigger Period (as defined in the ABL Credit Agreement)] [Event of Default (as defined in the ABL Credit Agreement)] [Event of Default (as defined in the Term Loan Credit Agreement)].

[You are hereby instructed to deliver the financial assets in the Collateral Account and cash dividends, interest, income, earning, and other distributions received with respect thereto, as follows:

]

Very truly yours,

[CONTROLLING PLEDGEE NAME]

103	ABL Security Agreement

By:
Name:
Title:

cc:	Pledgor

[Second Lien Pledgee (only if notice is delivered by the First Lien Pledgee)]

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

104	ABL Security Agreement

SECURITIES ACCOUNT CONTROL CONSENT AGREEMENT (ACCESS RESTRICTED AFTER NOTICE) (Wells Fargo Securities, LLC Safekeeping)

THIS SECURITIES ACCOUNT CONTROL – CONSENT AGREEMENT (the “Agreement”) is entered into as of March 7, 2011, by and among J. CREW OPERATING CORP. (“Customer”), WELLS FARGO SECURITIES, LLC (“Intermediary”), BANK OF AMERICA, N.A., as collateral agent for the First Lien Secured Parties (as defined below) (“First Lien Collateral Agent”) and Bank of America, N.A., as collateral agent for the Second Lien Secured Parties (as defined below) (“Second Lien Collateral Agent” and, together with the First Lien Collateral Agent, the “Collateral Agents”).

RECITALS

A. Customer maintains that certain Account no. [                ], and may now or hereafter maintain sub-accounts thereunder or consolidated therewith (collectively, the “Securities Account”) with Intermediary pursuant to an agreement between Intermediary and Customer dated as of September 29, 2010 (the “Account Agreement”), and pursuant to the ABL Security Agreement (as defined below), Customer has granted to First Lien Collateral Agent on behalf of certain secured parties (the “First Lien Secured Parties”) a security interest in and first lien on the Securities Account and all financial assets and other property now or at any time hereafter held in the Securities Account and”), and pursuant to the Term Loan Security Agreement (as defined below), Customer has granted to Second Lien Collateral Agent on behalf of certain secured parties (the “Second Lien Secured Parties” and, together with the First Lien Secured Parties, the “Secured Parties”) a security interest in and second lien on the Securities Account and all financial assets and other property now or at any time hereafter held in the Securities Account.

B. Customer is party to (i) that certain Credit Agreement dated March 7, 2011, by and among Chinos Acquisition Corporation, a Delaware corporation (which on the closing date of the ABL Credit Agreement shall be merged with and into J. Crew Group, Inc., a Delaware corporation), Chinos Intermediate Holdings B, Inc., a Delaware corporation, the First Lien Collateral Agent and each lender from time to time party thereto (the “ABL Credit Agreement”) and (ii) that certain Credit Agreement dated March 7, 2011, by and among Chinos Acquisition Corporation (which on the closing date of the Term Loan Credit Agreement shall be merged with and into J. Crew Group, Inc., a Delaware corporation), Chinos Intermediate Holdings B, Inc., the Second Lien Collateral Agent and each lender from time to time party thereto (the “Term Loan Credit Agreement” and, together with the ABL Credit Agreement, the “Credit Agreements”).

C. Collateral Agents, Customer and Intermediary have agreed to enter into this Agreement pursuant to the Credit Agreements to perfect the Secured Parties’ security interests in the Collateral (as defined below).

D. Collateral Agents, Customer and Intermediary have agreed that “Collateral” shall mean: (i) the Securities Account; (ii) all securities held therein, any securities entitlements with respect to financial assets credited to the Securities Account and any and all other investment property or assets maintained or recorded in the Securities Account and the certificates or instruments, if any, representing or evidencing such investment property and assets (collectively, the “Securities”); (iii) all replacements or substitutions for, and proceeds of the sale or other disposition of, the Securities, including without limitation, cash proceeds; and (iv) New York shall be its jurisdiction.

NOW, THEREFORE, in consideration of their mutual covenants and promises, the parties agree as follows:

1. The Securities Account. Intermediary hereby represents and warrants to Collateral Agents and Customer that (i) the Securities Account has been established in the name of Customer as recited above and is a securities account as defined in Article 8 of the Uniform Commercial Code in effect in the State of New York (the “N.Y. UCC”), for which Customer is the

Securities Account Control Consent Agreement

SECURITIES ACCOUNT CONTROL CONSENT AGREEMENT (ACCESS RESTRICTED AFTER NOTICE) (Wells Fargo Securities, LLC Safekeeping)

entitlement holder and Intermediary is the securities intermediary under Article 8 of the NY UCC, (ii) the Account Agreement, the security entitlements arising out of the financial assets carried in the Securities Account and any free credit balances are valid and legally binding obligations of Intermediary, and (iii) except for the claims and interest of the Secured Parties and Customer in the Securities Account, Intermediary does not know of any claim to or interest in the Securities Account or in any financial asset carried therein. Intermediary will treat all property held by it in the Securities Account as financial assets under Article 8 of the Uniform Commercial Code as enacted in the State of New York.

2. No Withdrawals After Receipt of Notice of Exclusive Control. After Intermediary receives a Notice of Exclusive Control (as such term is defined in Section 4 below), and until the earlier of (i) Intermediary’s receipt of a Rescission Notice (as such term is defined in Section 4 below) or (ii) the termination of this Agreement pursuant to Section 9 below, notwithstanding the provisions of Section 4 below, Intermediary shall (x) neither accept nor comply with any entitlement order from Customer, including withdrawing any financial assets from the Securities Account nor deliver any such financial assets to Customer nor pay any free credit balance or other amount owing from Intermediary to Customer with respect to the Securities Account without the specific prior written consent of Controlling Agent (as defined below), and (y) immediately comply with entitlement orders originated by Controlling Agent concerning the Securities Account without further consent of Customer.

3. Priority of Lien. Intermediary hereby (i) acknowledges that it has received notice of the existence of (a) a Security Agreement dated as of March 7, 2011 (the “ABL Security Agreement”) among, inter alios, First Lien Collateral Agent and Customer, pursuant to which Customer has granted a security interest to First Lien Collateral Agent on behalf of the First Lien Secured Parties in the Securities Account and (b) a Security Agreement dated as of March 7, 2011 (the “Term Loan Security Agreement”, and together with the ABL Security Agreement, the “Security Agreements”) among, inter alios, Second Lien Collateral Agent and Customer, pursuant to which Customer has granted a security interest to Second Lien Collateral Agent on behalf of the Second Lien Secured Parties in the Securities Account and (ii) recognizes the security interest granted therein to the Secured Parties in the Collateral by Customer. Intermediary hereby confirms that the Securities Account is a cash Securities Account and that it will not advance any margin or other credit to Customer therein, either directly or by allowing it to trade in instruments such as options and commodities contracts that create similar obligations, nor hypothecate any securities carried in the Securities Account. Intermediary hereby waives and releases all liens, encumbrances, claims and rights of setoff it may have against the Securities Account or any financial asset carried in the Securities Account or any credit balance in the Securities Account and agrees that, except for payment of (i) its customary fees and commission pursuant to the Account Agreement and its customary fees and (ii) the amount of payment owed to Intermediary for open trade commitments with respect to the Securities Account, it will not assert any such lien, encumbrance, claim or right against the Securities Account or any financial asset carried in the Securities Account or any credit balance in the Securities Account. Intermediary will not agree with any person other than a Collateral Agent party hereto or, subject to the terms hereof, the Customer that Intermediary will comply with entitlement orders concerning the Securities Account originated by such other person.

4. Control. Customer, Collateral Agent and Intermediary each agree that Intermediary will comply with entitlement orders given to Bank by Collateral Agents without further consent of Customer. Except as otherwise provided in Sections 2 and 3 above, Intermediary shall make trades of financial assets held in the Securities Account at the instruction of Customer, or its authorized representatives, and comply with entitlement orders concerning the Securities Account from Customer, or its authorized representatives, until such time as Controlling Agent (as defined below) delivers a written notice to Intermediary that Controlling Agent is thereby exercising exclusive control over the Securities Account in accordance with the terms of the ABL

Securities Account Control Consent Agreement

SECURITIES ACCOUNT CONTROL CONSENT AGREEMENT (ACCESS RESTRICTED AFTER NOTICE) (Wells Fargo Securities, LLC Safekeeping)

Credit Agreement or Term Loan Credit Agreement, as applicable. Such notice shall be referred to herein as the “Notice of Exclusive Control”. After Intermediary receives a Notice of Exclusive Control, it will immediately cease complying with instructions or entitlement orders concerning the Securities Account originated by Customer or its representatives, until the earlier of (i) Intermediary’s receipt of written notice from Controlling Agent expressly terminating such Notice of Exclusive Control (a “Rescission Notice”) or (ii) the termination of this Agreement pursuant to Section 9 below. “Controlling Agent” means (x) the First Lien Collateral Agent at all times prior to the date on which the First Lien Collateral Agent has notified the Intermediary in accordance with Section 9 hereof of the termination of the security interest of the First Lien Secured Parties in the Collateral, and (y) the Second Lien Collateral Agent at all times thereafter. For the avoidance of doubt, there shall at all times be only one Controlling Agent.

5. Statements, Confirmations and Notices of Adverse Claims. Intermediary will send copies of all statements concerning the Securities Account simultaneously to each of Customer and each Collateral Agent at the address indicated below the signature of each party and shall provide to Collateral Agents such other information regarding the Securities Account as Collateral Agents may from time to time reasonably request, without cost to such Collateral Agent. If Intermediary acquires knowledge that any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset carried therein, Intermediary will promptly notify (and in any event within two (2) Business Days) each Collateral Agent and Customer thereof.

6. Responsibility of Intermediary. Except for permitting a withdrawal or payment in violation of Section 2 above or advancing margin or other credit to Customer in violation of Section 3 above, Intermediary shall have no responsibility or liability to Collateral Agents for making trades of financial assets held in the Securities Account at the instruction of Customer, or its authorized representatives, which are received by Intermediary before it receives a written Notice of Exclusive Control. Intermediary shall have no responsibility or liability to Customer for complying with a Notice of Exclusive Control or complying with entitlement orders concerning the Securities Account originated by the Controlling Agent. Intermediary shall have no duty to investigate or make any determination as to whether a Cash Dominion Period (as defined in the ABL Credit Agreement), Qualified Cash Trigger Period (as defined in the ABL Credit Agreement) or Event of Default (as defined in the Term Loan Credit Agreement) exists and shall comply with a Notice of Exclusive Control even if it believes that a Cash Dominion Period, Qualified Cash Trigger Period or Event of Default does not exist. Neither this Agreement nor any of the Security Agreements imposes or creates any obligation or duty of Intermediary other than those obligations and duties expressly set forth herein.

7. Tax Reporting. All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Customer.

8. Account Agreement. This Agreement supplements the Account Agreement among the parties hereto. In the event of a conflict between this Agreement and the Account Agreement, the terms of this Agreement will control. Regardless of any provision in the Account Agreement, New York shall be deemed to be the Intermediary’s location for the purposes of this Agreement and the perfection and priority of the Secured Parties’ security interest in the Securities Account.

9. Termination. The rights and powers granted herein to Collateral Agents have been granted in order to perfect the Secured Parties’ security interest in the Collateral, are powers coupled with an interest and will neither be affected by the bankruptcy of Customer nor by the lapse of time. The provisions of Sections 2, 3 and 4 of this Agreement shall continue in effect

Securities Account Control Consent Agreement

SECURITIES ACCOUNT CONTROL CONSENT AGREEMENT (ACCESS RESTRICTED AFTER NOTICE) (Wells Fargo Securities, LLC Safekeeping)

with respect to the First Lien Collateral Agent until the security interest of the First Lien Secured Parties in the Collateral has been terminated pursuant to the terms of the ABL Security Agreement and the First Lien Collateral Agent has notified Intermediary of such termination in writing, at which time this Agreement shall terminate with respect to the First Lien Collateral Agent, but shall remain in effect with respect to Customer, Second Lien Collateral Agent (unless otherwise terminated with respect to Second Lien Collateral Agent under this Section 9) and Intermediary. The provisions of Sections 2, 3 and 4 above shall continue in effect with respect to the Second Lien Collateral Agent until the security interest of the Second Lien Secured Parties in the Collateral has been terminated pursuant to the terms of the Term Loan Security Agreement and the Second Lien Collateral Agent has notified Intermediary of such termination in writing, at which time this Agreement shall terminate with respect to the Second Lien Collateral Agent, but shall remain in effect with respect to Customer, First Lien Collateral Agent (unless otherwise terminated with respect to First Lien Collateral Agent under this Section 9) and Intermediary. Notwithstanding anything to the contrary herein, all obligations of the Collateral Agents hereunder shall expire six (6) months after termination of this Agreement. This Agreement may be terminated by Customer only upon delivery to Intermediary of a written notification of such termination jointly executed by Customer and Collateral Agents. This Agreement may be terminated by both Collateral Agents acting together, or by the Second Lien Collateral Agent acting as Controlling Agent after delivery of notice by the First Lien Collateral Agent to the Intermediary in accordance with Section 9 hereof of the termination of the security interest of the First Lien Secured Parties in the Collateral, at any time, with or without cause, upon its delivery of written notice of such termination to each of Customer and Intermediary at the contact addresses specified herein (or such other address as any party hereto may have specified to the other parties hereto in writing). This Agreement may be terminated by Intermediary at any time upon not less than thirty (30) days’ prior written notice delivered to each of Customer and Collateral Agents. Upon delivery or receipt of such notice of termination to or by Intermediary, and unless otherwise instructed by Controlling Agent, Intermediary will (a) immediately transmit to such other securities account as Customer may direct (i) all Collateral contained in the Securities Account, and (ii) upon receipt, all funds received after such notice for deposit in, or otherwise to the credit of, the Securities Account; and (b) deliver directly to Customer all proceeds of the Collateral, whether then in the possession of Intermediary or received by Intermediary after such notice, without depositing such amounts in the Securities Account or any other account.

10. This Agreement. This Agreement, the schedules and exhibits hereto and the agreements and instructions required to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

11. Amendments. No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

12. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

13. Successors and Assigns. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns, heirs and personal representatives.

Securities Account Control Consent Agreement

SECURITIES ACCOUNT CONTROL CONSENT AGREEMENT (ACCESS RESTRICTED AFTER NOTICE) (Wells Fargo Securities, LLC Safekeeping)

14. Rules of Construction. In this Agreement, words in the singular number include the plural, and in the plural include the singular; words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender and the word “or” is disjunctive but not exclusive. The captions and section numbers appearing in this Agreement are inserted as a matter of convenience. They do not define, limit or describe the scope or intent of the provisions of this Agreement.

15. Notices. Any notice, demand, request or other communication required or permitted to be given under this Agreement shall be in writing and addressed to the party at the address set forth next to such parties’ name on the signature pages to this Agreement (or at such other address as any party hereto may have specified to the other parties hereto in writing). Notice shall be considered given as of the earlier of the date of actual receipt, or the date of the facsimile transmission without error, or the date of hand delivery, or the date of delivery to the recipient’s computer, or one (1) business day after delivery to a nationally recognized overnight delivery service, or two (2) business days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish that notice was given as provided herein.

16. Choice of Law. The parties hereto agree that certain material events, occurrences and transactions relating to this Agreement bear a reasonable relationship to the State of New York. The validity, terms, performance and enforcement of this Agreement shall be governed by those laws of the State of New York which are applicable to agreements which are negotiated, executed, delivered and performed solely in the State of New York. Each party to this Agreement waives all right to trial by jury of any and all claims relating in any way to this Agreement or the transactions contemplated by this Agreement. Each party to this Agreement acknowledges that this is a waiver of a legal right and that this waiver is made knowingly and voluntarily after consultation with counsel of its choice. Each party to this Agreement agrees that all such claims shall be tried before a judge of a court having jurisdiction, without a jury.

17. Counterparts. This Agreement may be executed in any number counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

18. Indemnification. Customer agrees to indemnify and hold harmless Intermediary, its officers, directors, employees and agents, against claims, liabilities or expenses (including reasonable attorneys’ fees) arising out of Intermediary’s compliance with any instructions from Customer or Controlling Agent (but only to the extent such instructions from Controlling Agent would be subject to indemnification under Section 12.4 of the ABL Credit Agreement or Section 10.05 of the Term Loan Credit Agreement) with respect to the Securities Account, except to the extent such claims, liabilities or expenses are caused by Intermediary’s bad faith, negligence or willful misconduct. After Intermediary shall have received a Notice of Exclusive Control from Controlling Agent, to the extent such obligations of indemnity are not satisfied by Customer after Intermediary having exhausted any and all remedies against Customer, Controlling Agent will indemnify and hold harmless Intermediary, its officers, directors, employees and agents, against claims, liabilities or expenses (including reasonable attorneys’ fees) Intermediary may suffer or incur as a direct result of Intermediary’s compliance with any instructions from Controlling Agent with respect to the Securities Account, except to the extent such claims, liabilities or expenses are caused by Intermediary’s bad faith, negligence or willful misconduct, and only to the extent of any financial assets actually received by Collateral Agents under this Agreement.

Securities Account Control Consent Agreement

SECURITIES ACCOUNT CONTROL CONSENT AGREEMENT (ACCESS RESTRICTED AFTER NOTICE) (Wells Fargo Securities, LLC Safekeeping)

19. Rights Among the Collateral Agents. Notwithstanding anything herein to the contrary, as between the Collateral Agents, the exercise of any right or remedy by the Collateral Agents in respect of the Securities Account are subject to the limitations and provisions of that certain Intercreditor Agreement, dated as of March 7, 2011 (as amended, restated, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement”), among the First Lien Collateral Agent and the Second Lien Collateral Agent, and acknowledged by the Customer and certain of its affiliates. Intermediary shall not be charged with knowledge of any provisions of the Intercreditor Agreement.

Securities Account Control Consent Agreement

SECURITIES ACCOUNT CONTROL CONSENT AGREEMENT (ACCESS RESTRICTED AFTER NOTICE) (Wells Fargo Securities, LLC Safekeeping)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement as of the date first above written.

CUSTOMER:

J. CREW OPERATING CORP.

By:
Its:
Address:

Facsimile:

FIRST LIEN COLLATERAL AGENT:

BANK OF AMERICA, N.A.

By:
Its:
Address:
Ph:

SECOND LIEN COLLATERAL AGENT:

BANK OF AMERICA, N.A.

By:
Its:
Address:
Ph:

Securities Account Control Consent Agreement

SECURITIES ACCOUNT CONTROL CONSENT AGREEMENT (ACCESS RESTRICTED AFTER NOTICE) (Wells Fargo Securities, LLC Safekeeping)

INTERMEDIARY:

WELLS FARGO SECURITIES, LLC

By:
Its:
Address:

Facsimile:

Securities Account Control Consent Agreement

SECURITIES ACCOUNT CONTROL CONSENT AGREEMENT (ACCESS RESTRICTED AFTER NOTICE) (Wells Fargo Securities, LLC Safekeeping)

Wells Fargo Securities is the trade name for certain capital markets and investment banking services of

Wells Fargo & Company and its subsidiaries, including Wells Fargo Securities, LLC and Wells Fargo

Institutional Securities, LLC, members of FINRA and SIPC, and Wachovia Bank, National Association.

Wells Fargo Securities, LLC carries and provides clearing services for Wells Fargo Institutional Securities,

LLC customer accounts.

Securities Account Control Consent Agreement